UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

GIGA-TRONICS INCORPORATED

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A per Item 1 of this Schedule and Exchange Act Rules 14c–5(g) and 0–1

GIGA-TRONICS INORPORATED

7272 E. Indian School Road, Suite 540

Scottsdale, AZ 85251

(833) 457-6667

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT AND

YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT

To our Shareholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock, no par value per share, of Giga-tronics Incorporated, a California corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

The purpose of the Information Statement is to notify our shareholders that on October 19, 2023, Ault Alliance, Inc. (“AAI”) the owner of 2,920,085 of the shares of common stock and 514.8 shares of the Series F Convertible Redeemable Preferred Stock which is entitled to vote3,960,043 shares on an as converted basis executed a written consent in lieu of a special meeting of shareholders (the “Majority Shareholder Consent”) which is described below. AAI has a total of 6,880,128 votes of our outstanding voting power of 9,891,645 shares representing approximately 69.6% of the voting power, The Majority Shareholder Consent approved (A) an amendment to our Articles of Incorporation (the “Amendment”) to change the name of the Company from Giga-tronics Incorporated to Gresham Worldwide, Inc. and (B) a proposal to change the state of incorporation of the Company from California to Delaware in each instance subject to the approval of the Financial Industry Regulatory Authority.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

Sincerely

/s/ Jonathan Read
November 6, 2023	Name:	Jonathan Read
Scottsdale, AZ	Title:	Chief Executive Officer

GIGA-TRONICS INORPORATED

7272 E. Indian School Road, Suite 540

Scottsdale, AZ 85251

(833) 457-6667

__________________________________

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

__________________________________

WE ARE NOT ASKING YOU FOR A

PROXY OR CONSENT AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR CONSENT

GENERAL

This Information Statement is being mailed on or about November 9, 2023 to the holders of record at the close of business on October 27, 2022 (the “Record Date”) for shareholders of Giga-tronics Incorporated, a California corporation, entitled to notice in connection with the adoption of a proposal to change our name to Gresham Worldwide, Inc. ( the “Amendment for the Name Change”) and the approval of our reincorporating in Delaware (the “Delaware Reincorporation”) subject to Financial Industry Regulatory Authority (“FINRA”). On October 19, 2023, Ault Alliance, Inc. (“AAI”), the owner of 2,920,085 of the shares of common stock and 514.8 shares of the Series F Convertible Redeemable Preferred Stock (the “Series F”) which is entitled to vote 3,960,043 shares on an as converted basis executed a written consent in lieu of a special meeting of shareholders (the “Majority Shareholder Consent”) approving the Amendment for the Name Change and the Delaware Reincorporation.

AAI is entitled to 6,880,128 votes out of total voting power of 9,891,645 votes (the “Voting Power”) or approximately 69.6% of the Voting Power. The elimination of the need for a special meeting of shareholders to approve this action is made possible by California Corporations Code Section 603. We refer to the California Corporations Code as the “CGCL” where Section 603 provides that any action to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. The Voting Power held by AAI which is our majority shareholder on the Record Date represents approximately 69.6% of our Voting Power and was sufficient to approve the Amendment for the Name Change and the Delaware Reincorporation. Our Board of Directors (the “Board”) will not solicit any proxies or consents from any other shareholders in connection with this action.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) to our shareholders of record on the Record Date. This Information Statement is being mailed on or about November 9, 2023 to shareholders of record on the Record Date who did not execute the Majority Shareholder Consent. This Information Statement also constitutes notice under Section 603(c) of the CGCL that the corporate actions were taken by the written consent of the majority shareholder.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them, and will reimburse such persons for their reasonable charges and expenses in connection therewith.

INTERESTS OF CERTAIN PERSONS

Except for providing some limited liability protection for our officers with respect to the Delaware Reincorporation, our officers and directors do not have any substantial interest in the matters acted upon pursuant to the Majority Shareholder Consent.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO

CHANGE THE NAME OF THE COMPANY

Overview of the Name Change

On September 28, 2023, our Board unanimously approved, subject to shareholder approval, an amendment to our Articles to change the name of the Company from Giga-tronics Incorporated to Gresham Worldwide, Inc. On October 19, 2023, our majority shareholder who owns approximately 69.6% of the Voting Power, executed the Majority Shareholder Consent approving the Amendment for the Name Change. Our Board set the Record Date of October 27, 2023 to determine shareholders of record that are entitled to receive this Information Statement. Pending FINRA approval, our name on Over-The-Counter Markets will remain as Giga-Tronics Incorporated and our trading symbol will remain as GIGA. There can be no assurance as to if and when such FINRA approval will be obtained. In connection with a prior attempt to obtain such FINRA approval, we were unable to obtain such approval as a result of circumstances beyond the Company’s control that did not relate to the business, management and financial condition of the Company.

The timing of the completion of the Name Change will be determined by the Board. In order to reincorporate in Delaware, we will form a Delaware subsidiary and will merge the Company into it with the subsidiary being the surviving corporation.

The text of the proposed amendment to the Articles implementing the Name Change, which we refer to as the “Name Change Amendment” is as follows:

Article I of the Articles of Incorporation is hereby amended to read as follows:

“The name of this corporation is Gresham Worldwide, Inc.”

The Reasons for the Name Change

We are proposing to change our name in order to more closely align our corporate name with our brand. As noted above, pending reincorporation in Delaware, the Company has complied with the fictitious name laws of Arizona and California and has been doing business as Gresham Worldwide. The vast majority of our revenues come from our Gresham Holdings, Inc. subsidiary and its subsidiaries. The Board believes that the new Company name is in the best interest of shareholders since it can provide the Company with a more appropriate identification which will benefit the Company’s future business development. The Board believes that it would be advantageous to complete the name change as soon as possible so as to clearly establish and grow its brand to its customers and potential strategic partners.

Effect on our Outstanding Stock

You will receive one share of common stock of Gresham Worldwide, Inc. in exchange for each existing share of common stock. However, you need not exchange your certificate(s) at any particular time. We will record the change on our records and will contact you if exchanging certificates becomes required for any reason. A new CUSIP number will be assigned to the outstanding shares of common stock following the effectiveness of the Name Change. Stock certificates bearing the Giga-tronics Incorporated name and the old CUSIP number of the outstanding common stock will continue to be honored. You do not have dissenters or appraisal rights, or the right to receive cash instead of stock if you oppose the Name Change.

The trading symbol for our common stock will remain “GIGA” until the OTCQB and FINRA each approve a change. Our common stock will continue to be listed on the OTCQB. We expect no interruption in trading.

We cannot predict whether the stock price for our common stock will increase, remain the same or decrease if and when the Name Change is completed. We do not expect the Name Change to have any direct effect on the market price of our stock.

DELAWARE REINCORPORATION

Overview of the Proposed Reincorporation

On September 28, 2023, our Board unanimously approved, subject to shareholder approval, a proposal to change the state of incorporation of the Company from California to Delaware (the “Delaware Reincorporation”). On October 19, 2023, our majority shareholder who owns approximately 69.6% of the Voting Power, executed the Majority Shareholder Consent approving the Delaware Reincorporation. Our Board set the Record Date of October 27, 2023 to determine shareholders of record that are entitled to receive this Information Statement.

The Delaware Reincorporation will be implemented through the merger of the Company with and into a wholly-owned subsidiary corporation incorporated in the State of Delaware which will be named Gresham Worldwide, Inc. (the “Merger”). Subject to approval by FINRA , our name following the Delaware Reincorporation will be Gresham Worldwide, Inc. There can be no assurance as to if and when such FINRA approval will be obtained. In connection with a prior attempt to obtain such FINRA approval, we were unable to obtain such approval as a result of circumstances beyond the Company’s control that did not relate to the business, management and financial condition of the Company. Assuming we obtain FINRA approval, we will file the appropriate Merger documents with the Secretary of State of California and Delaware.

Pending reincorporation in Delaware, the Company has complied with the fictitious name laws of Arizona and California and has been doing business as Gresham Worldwide.

For purposes of the discussion below, the Company as it currently exists as a corporation organized under the laws of the State of California is sometimes referred to as “Giga-tronics — California.”

The Board considered several factors in reaching this decision to approve the Delaware Reincorporation such as corporate governance, our ability to attract and retain board members,

certain differences between California and Delaware state corporate laws, and other advantages and disadvantages of the Delaware Reincorporation.

The Board believes that the choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state corporate law and judicial interpretations of state law to guide their decision-making on many key issues, including appropriate governance policies and procedures, satisfaction of fiduciary obligations to shareholders, compliance with financial and legal requirements in the corporation’s business operations, and consideration of key strategic transactions for the corporation, including financings, mergers, acquisitions and divestitures. The Company is in preliminary discussions exploring such a potential strategic transaction and believes that it would be advantageous to complete the Delaware Reincorporation as soon as possible.

The Board believes that it is important for the Company to be able to draw upon the well-established principles of corporate governance of Delaware law in making legal and business decisions while helping to preserve the shareholder rights that our shareholders are accustomed to, in the interest of maximizing long-term shareholder value. The prominence, breadth, depth and predictability of Delaware corporate law, including its extensive body of case law, provide a reliable foundation on which governance decisions can be based, and the Board believes that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs. After careful consideration, the Board believes that it is in the best interests of the Company and its shareholders to complete the Delaware Reincorporation.

The timing of the completion of the Delaware Reincorporation and the related Name Change will be determined by the Board. In order to reincorporate in Delaware, we will form a Delaware subsidiary and will merge the Company into it with the subsidiary being the surviving corporation.

Shareholders are urged to read this proposal carefully, including all of the related appendices attached to this Schedule 14C. The following discussion summarizes material provisions of the Delaware Reincorporation and is subject to and qualified in its entirety by the Merger Agreement in substantially the form attached hereto as Annex A (the “Reincorporation Agreement”), the Delaware Certificate of Incorporation in substantially the form attached hereto as Annex B; and the Delaware Bylaws in substantially the form attached hereto as Annex C. Prior to the consummation of the Delaware Reincorporation, the Company will file the Delaware Certificate of Incorporation and the Delaware Certificate of Designation, Preference and Rights (the “Certificate of Designation”) of the Series A Convertible Preferred Stock (the “Series A”) with the Secretary of State of the State of Delaware, substantially in the form attached as Annex D. The Certificate of Designation for the Series A will be substantially similar to the Certificate of Determination with respect to the Series F other than changes to conform the comparable provisions under California law to the applicable provisions under Delaware law. Copies of our current California Articles and California Bylaws have been filed with the SEC as exhibits to our periodic or current reports and will be sent to shareholders free of charge upon written request to:

Giga-tronics Incorporated

7272 E. Indian School Road, Suite 540

Scottsdale, AZ 85251

Attention: Investor Relations

Phone Number; (833) 457-6667

E-mail Address: lhenckels@gigatronics.com

Structure of the Delaware Reincorporation

To accomplish the Delaware Reincorporation, we will incorporate a subsidiary as a Delaware corporation under Delaware law. We refer to this new subsidiary that will be named Gresham Worldwide, Inc. as Giga-tronics-Delaware in this Schedule 14C. Giga-tronics-California will then merge with and into Giga-tronics-Delaware under the terms of an Agreement and Plan of Merger between Giga-tronics-California and Giga-tronics-Delaware, which we refer to as the “Reincorporation Agreement.” Giga-tronics-Delaware will be the survivor in the Merger, and shares of Giga-tronics-California common stock will convert to Giga-tronics-Delaware common stock on a one-for-one basis.

The proposed Reincorporation Agreement is included as Annex A. Forms of the Giga-tronics-Delaware’s Delaware Certificate of Incorporation and Delaware Bylaws are included as Annex B and Annex C of this Schedule 14C. The form of Certificate of Designation is included as Annex D. Please read these documents in full rather than relying on any summary or description of their terms.

Impact on Our Business

Giga-tronics-Delaware will carry on our business as before, with all of the same directors, officers, employees and properties. We will not move any employees or operations to Delaware. In general the Delaware Reincorporation itself is not expected to change our business, management, fiscal year, assets or liabilities or location of our facilities, which we expect will be the same immediately after the Delaware Reincorporation is completed as immediately before it is completed.

Other Aspects of the Delaware Reincorporation

In connection with the Delaware Reincorporation proposal, the Merger has three key components:

•	the Delaware Certificate of Incorporation, Certificate of Designation and the Bylaws of Giga-tronics-Delaware;

•	the Reincorporation Agreement between Giga-tronics-California and Giga-tronics-Delaware; and

•	Giga-tronics-Delaware’s assumption of Giga-tronics’ benefit plans and equity incentive plans under which grants of equity securities including rights and options may be made.

No Tax or Accounting Effects

Giga-tronics-Delaware will inherit Giga-tronics-California’s tax and financial history and attributes. We believe you will not recognize any gain or loss on your shares because of the Delaware Reincorporation.

Effect on our Outstanding Stock

You will receive one share of common stock of Giga-tronics-Delaware in exchange for each existing share of common stock. However, you need not exchange your certificate(s) at any particular time. We will record the change on our records and will contact you if exchanging certificates becomes required for any reason. You do not have dissenters or appraisal rights, or the right to receive cash instead of stock if you oppose the reincorporation.

The trading symbol for our common stock will remain “GIGA” until we receive FINRA approval of the Delaware Reincorporation and the OTCQB approves a change. Our common stock will continue to be listed on the OTCQB. We expect no interruption in trading.

We cannot predict whether the stock price for our common stock will increase, remain the same or decrease if and when the Delaware Reincorporation is completed. We do not expect the reincorporation to have any direct effect on the market price of our stock.

The Reasons for Reincorporating in Delaware

The Board considered many factors in deciding to approve and recommend the reincorporation. Its principal reasons were:

•	Delaware has a modern and flexible corporation law.

•	Delaware’s legislature is responsive to business needs and often adopts amendments to the law to address newly perceived problems promptly.

•	Delaware has courts devoted exclusively to corporate law issues. As a result, the corporate legal system tends to be more efficient and predictable than other states.

•

More large corporations are incorporated in Delaware than in any other state, and Delaware has the most extensive case law on corporate issues. This body of case law provides corporations, their boards of directors and advisers greater certainty about the application of law to particular facts and circumstances (e.g., enforceability of a shareholder rights plan and the obligations of directors in responding to an acquisition proposal). We would like to have the benefit of this greater certainty.

•

Delaware law on elimination of director and officer liability and indemnification of corporate agents provides more assurance for persons acting in these roles than does the law of other states. As a result, qualified persons may be more willing to serve in those roles for a Delaware corporation than for a corporation incorporated in California or another state.

We believe that the factors listed above will improve the Board’s ability to manage the Company for the benefit of all shareholders. We previously sought FINRA approval but did not obtain such approval. That prior attempt also included a proposed reverse stock split which we are not again seeking to effectuate. We do not know if the proposed reverse split had any impact on FINRA’s position.

Impacts on Rights of Shareholders

As a California corporation, the rights of shareholders and the duties of the Board are governed by the CGCL, our Articles and our Bylaws. After the Delaware Reincorporation, the rights of shareholders and the duties of the Board will instead be governed by the Delaware General Corporation Law, or DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws. California corporate law and Delaware corporate law are similar in many respects with respect to the rights of shareholders but have some differences. In addition, the proposed Delaware Certificate of Incorporation and Bylaws of Giga-tronics — Delaware varies in certain respects from the existing Articles and Bylaws of Giga-tronics — California. See the questions and answers below for a discussion of some of the differences. The changes in your rights are described in more detail in the sections below entitled “Significant Differences the Charters and Bylaws of Giga-tronics — California and Giga-tronics — Delaware and Between the Corporation Laws of California and Delaware.”

Opt Out of Delaware General Corporation Law Section 203

Section 203 of the DGCL restricts certain “business combinations” with certain “interested shareholders” for three years following the date that a person becomes an interested shareholder, unless the Board and two-thirds of the remaining shareholders approve the business combination. For purposes of Section 203, an interested shareholder is one that acquires 15% or more of a corporation’s outstanding voting shares. A Delaware corporation may elect not to be governed by this law.

In the Delaware Reincorporation, Giga-tronics — Delaware would elect to not apply to Giga-tronics Section 203 of the DGLC, so Section 203’s restrictions would not apply to us after the Delaware Reincorporation.

At present, other than AAI we have no 15% shareholders because of beneficial ownership limitations in convertible notes and warrants.

How Does the Proposed Delaware Certificate of Incorporation of the Giga-tronics — Delaware Differ from the Existing California Articles of Incorporation?

Under the CGCL the California Articles and the California Bylaws, holders of our common stock have the right to cumulate votes in the election of directors. The proposed Delaware Certificate of Incorporation does not authorize holders of Giga-tronics Delaware to cumulate votes in the election of directors. As a result, while holders of our common stock currently have the ability to cumulate votes in the election of directors, following the completion of the Delaware Reincorporation, holders of our common stock will not have the right to cumulate votes in the election of directors.

The proposed Delaware Certificate of Incorporation provides that litigation concerning the internal affairs of the Giga-tronics — Delaware, including shareholder derivative actions but excluding claims under the Exchange Act, shall be brought exclusively in state courts located in Delaware. The proposed Delaware Certificate of Incorporation further provides that unless Giga-tronics — Delaware consents in writing to an alternative forum, the federal district courts of the United States shall have exclusive jurisdiction over claims brought under the Securities Act of 1933, as amended (the “Securities Act”) , and that the United States District Court for the State of Delaware shall be the exclusive venue with respect to any cause of action brought under the Securities Act or the Exchange Act. Neither the California Articles nor the California Bylaws have a similar forum selection provision.

Other differences between the existing and proposed charters are described below in the section titled “Significant Differences Between the Charters and Bylaws of Giga-tronics — California and Giga-tronics — Delaware and Between the Corporate Laws of California and Delaware.”

How Does Delaware Corporate Law Differ From California Corporate Law?

Generally, Delaware law places more authority in the hands of the directors and provides directors greater protection from liability. Some of the specific differences are:

•

Delaware law provides that shareholders only have the right to cumulate votes in the election of directors if specifically authorized by the Delaware corporation’s Certificate of Incorporation. California law provides that shareholders of a California corporation have the right to cumulative votes in the election of directors, but a California corporation with outstanding shares listed on a major U.S. stock exchange, may eliminate cumulative voting by amended to its articles of incorporation or bylaws eliminate cumulative voting.

•

Both California and Delaware law allow a corporation to eliminate directors’ personal liability for actions they take in their role as directors, but the ability to do so under Delaware law is broader.

•

Both California and Delaware law allow a corporation to indemnify its directors, officers and other corporate agents if they are sued or incur liability in the course of performing their duties for the corporation. To “indemnify” means to reimburse for personal liability and personal expenses, or to advance funds for expenses as incurred. Each state also restricts or prohibits indemnification of these persons in certain circumstances. If a director or officer displays a “reckless disregard” for duty or an “unexcused pattern of inattention to duty,” California expressly prohibits indemnification. Delaware does not have an express prohibition in such cases and might permit indemnification.

•

California law may prevent a merger between a corporation and a person or entity that owns a majority of the common stock unless you as a shareholder receive common stock, and not cash or other securities, in the merger.

•

Both California and Delaware permit shareholders to inspect the corporation’s shareholder list for appropriate purposes under certain circumstances. Inspection rights under California law are broader: a 5% shareholder can inspect the list for any purpose and not just for a proper purpose.

•

California requires shareholder approval by a majority of the voting power where there is a change of control. Delaware generally does not, though Nasdaq Listing Rules, which would apply to us if our common stock is listed on Nasdaq, would require shareholder approval if shares of common stock are issued in a change of control transaction.

Further Discussion of the Reasons for Reincorporating in Delaware

The Board recommends the Delaware Reincorporation for several reasons. Generally, we believe that incorporation in Delaware will improve our ability to manage the Company for the benefit of shareholders.

Predictability of Delaware Law. Delaware has a modern statutory corporation law and well-developed case law. It has courts specializing in corporate law. These courts have developed expertise in dealing with corporate issues. Delaware case law on corporate issues is the most comprehensive of any state. These factors all provide the Board and management with greater certainty in discharging their duties. The predictability of Delaware corporate law provides a reliable foundation on which governance decisions can be based. For example, Delaware courts have addressed shareholder rights plans or poison pills on many occasions. Delaware court decisions have generally upheld these plans but have invalidated certain provisions that make it impossible for new directors appointed by a shareholder to redeem the plan or take other actions within a board’s normal authority. California has little case law on these plans.

Flexibility of Delaware Law. For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. It has done so by adopting and administering comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Historically, Delaware’s legislature and courts have acted quickly and effectively to meet changing business needs. The expertise of Delaware courts in dealing with new corporate law issues and a changing business climate contributes to the orderly development of Delaware corporate law.

Prominence of Delaware Law. Among large companies, such as those listed on the New York Stock Exchange, Delaware is the most common state of incorporation. Many large companies have reincorporated in Delaware as we propose to do. Delaware has the most well-developed corporation law of any state. The legislatures and courts of other states often look to Delaware law for guidance on corporate law issues.

Increased Ability to Attract and Retain Qualified Directors. The Board believes that a Delaware corporation has certain advantages in attracting qualified candidates to act as directors and officers.

Both California and Delaware law permit a corporation to adopt charter provisions that reduce or limit the monetary liability of directors for breaches of their fiduciary duty in certain circumstances and provide for indemnification of directors and officers. The frequency of claims and litigation directed against directors and officers may discourage qualified persons from taking on these positions. The Company believes that, in general, Delaware law provides greater protection to directors and officers than California law and that Delaware case law regarding a corporation’s ability to limit director liability, and in some instances, officer liability, and provide indemnification is more developed and provides more guidance than California law.

With clearer corporation laws, directors and officers should be able to carry out their duties with more assurance that they are acting properly. A more developed and clearer corporation law should reduce the risk of liability and claims. Potential directors and officers can accept roles with the Company with less concern for their own financial risk.

To date, no persons invited to become a director or officer of the Company have declined because it was a California corporation.

Anti-Takeover Provisions and Possible Effect on Takeover Offers

Some provisions of Delaware law or the proposed Delaware Certificate of Incorporation may deter another person or entity from making a hostile acquisition proposal for part or all of the Company, because they make it harder for the acquirer to acquire control of us without our cooperation. We believe that these provisions are in your best interests. However, they may also discourage a third party from proposing a transaction you would approve if given the opportunity to vote on it.

Existing Defensive Measures

In the discharge of its fiduciary obligations to our shareholders, the Board has considered or may consider in the future certain defensive strategies designed to enhance our ability to negotiate with an unsolicited bidder. We do not currently have in place and defensive measures such as a rights plan other than under normal California law.

Proposed Defense Measures in the Delaware Certificate of Incorporation and Delaware Bylaws

Like many other states, Delaware permits a corporation to adopt measures designed to reduce its vulnerability to unsolicited takeover attempts. We are not proposing the reincorporation to prevent an unsolicited takeover attempt and are not aware of any present effort by any person to acquire control of the company, obtain representation on the Board or take any action that would materially affect the governance of the company.

Our proposed Delaware Certificate of Incorporation and Delaware Bylaws contain provisions which could operate to delay, defer or prevent a change of control of the Company or an extraordinary corporate transaction such as a merger, reorganization, tender offer or sale of all or substantially all of our assets. These provisions and certain provisions of the proposed Delaware Certificate of Incorporation and proposed Delaware Bylaws could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. Specifically, the following provisions may have anti-takeover effects:

•

The Delaware Bylaws will contain advance notice requirements for shareholder proposals wherein shareholders seeking to propose a matter for consideration at an annual meeting must deliver detailed notice to us no earlier than the 120th calendar day, nor later than the 90th calendar day, prior to the anniversary date of the immediately preceding annual meeting, or if the current year’s meeting is called for a date that is not within 30 days of the anniversary of the previous year’s annual meeting, such notice must be received no later than 10 calendar days following the day on which public announcement of the date of the annual meeting is first made;

•

The DGCL and the Delaware Bylaws will require the affirmative vote of at least a majority of the voting power of the issued and outstanding stock of the Company entitled to vote in order to remove an incumbent director;

•

Our Delaware Certificate of Incorporation will authorize “blank check” preferred stock which may have such rights and preferences, including super voting rights, as the Board may determine, which could be issued to affiliates or other persons whose interests align with incumbent control persons of the Company;

•

Our Delaware Certificate of Incorporation will provide that lawsuits involving the Company and its internal affairs, including derivative actions brought on behalf of the Company by its shareholders under state corporate law, be governed by the laws of Delaware and providing that resulting proceedings be heard exclusively in state courts located within Delaware, which may make actions against or on behalf of the Company more difficult to litigate by shareholders; and

•

Similarly, our Delaware Certificate of Incorporation will provide that actions brought under the Securities Act or the Exchange Act be brought exclusively in federal court in Delaware, and that federal courts have exclusive jurisdiction over Securities Act litigation relating to the Company.

These provisions, together with provisions of the DGCL, could have the effect of delaying, deferring or preventing an attempted takeover or change of control of the Company, or making such an attempt more difficult. Additionally, in most jurisdictions it remains unclear how a court would interpret and whether it would enforce some of these provisions, resulting in added uncertainty. Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. Investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder, and that there is uncertainty as to whether a state or federal court would enforce these charter provisions.

We believe that unsolicited takeover attempts may be unfair or disadvantageous to us and our shareholders because, among other reasons:

•	an uninvited acquirer may time its takeover bid to take advantage of temporarily depressed stock prices;

•	an uninvited acquirer may design its bid to preclude or minimize the possibility of more favorable competing bids or alternative transactions;

•	an uninvited acquirer may acquire only a controlling interest in the corporation’s stock, without affording all shareholders the opportunity to receive the same economic benefits; and

•

a non-negotiated acquisition of a controlling interest may put us in default under certain contractual arrangements that prohibit a “change of control” without the prior written consent of the other contracting party.

Defensive measures encourage a potential bidder to negotiate with the Board. Despite our belief in its benefits to shareholders, the Delaware Reincorporation may be disadvantageous to our existing shareholders. For example, we might not approve of a takeover attempt that a majority of shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium over the then current market value for their shares. The Delaware Reincorporation could discourage such an offer. As a result, an existing shareholder might wish to participate in an unsolicited tender offer but not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable us to resist a takeover or a change in control, certain features of the Delaware Reincorporation will make it more difficult for shareholders to change the existing Board and management.

Certain Significant Differences Between the Corporation Laws of California and Delaware

Shareholder Derivative Suits

A derivative suit is a legal action brought by one or more shareholders in the name of, and for the benefit of, the corporation, after the corporation has failed to pursue the claim. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time the claim arose, provided certain tests are met. Under Delaware law, a shareholder may bring a derivative action only if the shareholder was a shareholder of the corporation at the time the claim arose or he or she later acquired the stock by operation of law. Under California law, the plaintiff shareholder may be required to furnish a security bond. Delaware does not have a similar bonding requirement.

Ability to Have the Federal District Courts of the United States in the District of Delaware and Delaware Courts Serve as the Exclusive Forum for the Adjudication of Certain Legal Matters

To ensure that we get the full benefits of Delaware’s corporate legal framework, the proposed Delaware Certificate of Incorporation provide that the internal affairs of the Company, including shareholder derivative actions but excluding claims under the Exchange Act, shall be brought exclusively in state courts located in Delaware. The proposed Delaware Certificate of Incorporation also provides that unless the Company consents in writing to an alternative forum, the federal district courts of the United States shall have exclusive jurisdiction over claims brought under the Securities Act, and that the United States District Court for the District of Delaware shall be the exclusive venue with respect to any cause of action brought under the Securities Act or the Exchange Act.

Under the exclusive forum provision contained in the Delaware Certificate of Incorporation, (i) the federal district courts of the United States in the District of Delaware shall serve as the exclusive jurisdiction for any litigation arising under the Securities Act unless we consent to an alternative forum, and (ii) the Court of Chancery in the State of Delaware will be the exclusive forum for certain actions involving the Company unless we consent to an alternative forum. Based on the proposed language in the Delaware Certificate of Incorporation, the Court of Chancery would be the exclusive forum for (a) derivative actions brought on our behalf, and (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, shareholder, employee or agent of the Company to us or our shareholders; (c) any action asserting a claim against the Company arising pursuant to any provision of the DGCL, the Delaware Certificate of Incorporation or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; (d) any action to interpret, apply, enforce or determine the validity of the Delaware Certificate of Incorporation and Delaware Bylaws; or (e) any action asserting a claim against the Company governed by the internal affairs doctrine.

We believe that the exclusive forum provision in the Delaware Certificate of Incorporation will reduce the risk that we could become subject to duplicative litigation in multiple forums, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law or federal securities law. Any of these could expose the Company to increased expenses or losses.

Although the Board believes that the designation of the Delaware Court of Chancery as the exclusive forum for intra-corporate disputes and the federal district courts of the United States in the District of Delaware for Securities Act claims serves our best interests and our shareholders as a whole, the Delaware Certificate of Incorporation allows us to consent to an alternative forum on a case-by-case basis. Specifically, where the Board determines that our interests and those of our shareholders are best served by permitting a dispute to proceed in a forum other than the Delaware Court of Chancery or the federal district courts of the United States in the District of Delaware, the exclusive forum provision in the Delaware Certificate of Incorporation permits us to consent to the selection of such alternative forum. Neither of these choice of forum provisions would affect suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction, except for mandating venue in Delaware.

Possible Negative Consequences of Reincorporation

Although the Board believes the Delaware Reincorporation will benefit our shareholders, you should be aware that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states, including California. In addition, franchise taxes payable by us in Delaware may be greater than the equivalent or other similar taxes currently payable by us in California. The Board has considered the possible disadvantages of the Delaware Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

California in contrast to Delaware requires a majority of a California corporation’s voting power to approve any change of control. For example, when AAI acquired control of the Company on September 8, 2022, the Company had to first obtain shareholder approval. While this resulted in considerable expense and delay, our shareholders had to pass upon the share exchange, Delaware has no comparable provision. Thus, if the Delaware Reincorporation is approved, the Company may enter into a future transaction involving a change of control without allowing our shareholders to have any rights to approve it. We do not know if the preliminary discussion referred to earlier in this Information Statement will, if consummated, result in a change of control. It should also be noted that the interests of our directors and executive officers in voting on the Delaware Reincorporation proposal may be different from, or in addition to, those of shareholders generally because, for example, some substantive provisions of California and Delaware law apply only to directors and officers. See “Interest of Our Directors and Executive Officers in the Delaware Reincorporation” below. For a comparison of shareholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and California law, see “Significant Differences Between the Charters and Bylaws of Giga-tronics — California and Giga-tronics — Delaware and Between the Corporate Laws of California and Delaware” below. The Board has considered these interests, among other matters, in reaching its decision to approve the Delaware Reincorporation and to recommend that our shareholders vote in favor of this proposal.

Effectiveness of Delaware Reincorporation

We anticipate that we will cause the Delaware Reincorporation to become effective as soon as reasonably practicable following FINRA approval, subject to the completion of certain legal formalities, including obtaining certain consents and approvals by third parties with respect to certain contracts to which we a party and providing certain notices to regulatory authorities. The Reincorporation Agreement also provides that the Reincorporation Agreement may be terminated and the Reincorporation may be abandoned at any time before it is completed and for any reason by the Board of either the Company or Giga-tronics—Delaware or both, notwithstanding the approval, if obtained, of the principal terms of the Reincorporation Agreement by our shareholders, or the adoption of the Reincorporation Agreement by the sole shareholder of Giga-tronics—Delaware, or both. Therefore, the Board could determine to delay or not to proceed with the Delaware Reincorporation even if FINRA approval is obtained. Furthermore, the Reincorporation Agreement may be amended at any time prior to the date Delaware Reincorporation is completed, either before or after the shareholders have voted to adopt this proposal, subject to applicable law.

Significant Differences Between the Charters and Bylaws of Giga-tronics—California and Giga-tronics—Delaware and Between the Corporate Laws of California and Delaware

The following summarizes a comparison of certain key provisions between the California Incorporation Documents and proposed Delaware Certificate of Incorporation and Delaware Bylaws, as well as certain provisions of California and Delaware corporate laws. The comparison highlights important differences, but is not intended to list all differences, and is qualified in its entirety by reference to such documents and to the respective General Corporation Laws of the States of California and Delaware. Shareholders are encouraged to read the Delaware Certificate of Incorporation, the Delaware Bylaws, the California Articles and the California Bylaws in their entirety. The proposed Delaware Certificate of Incorporation and Delaware Bylaws are attached to this Information Statement. Our current Articles, which we refer to as the “California Articles,” and our current Bylaws, which we refer to as the “California Bylaws,” are filed publicly as exhibits to our periodic reports with the SEC.

Provision	Current California Provision	Proposed Change for Reincorporation
Authorized Shares	100,000,000 shares of our common stock, and 1,000,000 shares of preferred stock, all with no par value.

The total number of shares of stock of all classes of capital stock that the Corporation shall be authorized to issue is 101,000,000, of which 100,000,000 shares shall be shares of common stock, $0.001 par value and 1,000,000 shares shall be shares of preferred stock, $0.001 par value.

Annual Election of Directors

Under California law, at each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting and until a successor has been elected and qualified, unless the corporation permits staggered terms in the Articles of Incorporation or Bylaws.

We have not opted for staggered director terms, so its directors are subject to election at each annual meeting of directors.

No change. Although Delaware law permits the staggered election of directors, the default rule is that directors are elected annually at each meeting of its shareholders. The Delaware Bylaws provide for the annual election of all directors.

Provision	Current California Provision	Proposed Change for Reincorporation

Number of Directors

California law requires that board size be specified in the Bylaws and that the maximum number of directors may be no more than two times minus one the stated minimum number of directors.

The California Bylaws provide that the number of directors will be between five and seven, with the exact number of directors to be fixed by the Board or shareholders.

Under Delaware law, the number of directors is fixed by or in the manner provided in the Bylaws, unless the Certificate of Incorporation fixes the number of directors.

The Delaware Certificate does not fix a number of directors. The Delaware Bylaws provide for a range of three to nine directors, with the exact number of directors to be fixed by the board.

Vote Required to Elect Directors

California law provides that directors of a California corporation are elected by a plurality of the shares represented at a meeting, unless the vote of a greater number is required by the Articles of Incorporation, or by unanimous written consent if elected by written consent without a meeting.

California law provides that a public company may amend its Articles of Incorporation or Bylaws to provide that, in an uncontested election, approval of the shareholders shall be required to elect a director. Neither the California Articles nor the California Bylaws provide for a majority voting standard. “Approved by (or approval of) the shareholders” means approved or ratified by the affirmative note of a majority of the shares represented and voting at a duly

The default voting standard for the election of directors under Delaware law is a plurality vote; however, the Delaware Certificate of Incorporation or Delaware Bylaws may specify a different standard for the election of directors, such as a majority of the votes cast. Delaware law also provides that upon application of any shareholder or director, or any officer whose title to office is contested, the Court of Chancery may hear and determine the validity of any election, and if it should be determined that no valid election has been held, the Court of Chancery may order an election to be held in which the voting standard is also a plurality unless otherwise specified in the Delaware Certificate of Incorporation or Delaware Bylaws.

Provision	Current California Provision	Proposed Change for Reincorporation

held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders or by the affirmative vote or written consent of such greater proportion (including all) of the shares of any class or series as may be provided in the Articles of Incorporation or in this division for all or any specified shareholder action.

Cumulative Voting

Under California law, cumulative voting for election of directors is permitted if the shareholder provides advance notice of the intent to exercise cumulative voting. California law also permits companies with common stock traded on a national securities exchange to eliminate cumulative voting by the approval of shareholders.

Neither the California Articles nor the California Bylaws eliminate the right shareholders to cumulative votes in the election of directors.

The Delaware Bylaws maintain the plurality voting standard.

Under Delaware law, cumulative voting is not permitted unless the corporation provides for cumulative voting rights in its Delaware Certificate of Incorporation.

The Delaware Certificate of Incorporation does not allow for cumulative voting in director elections.

Removal of Directors

Under California law, directors may be removed by the Board if they are of unsound mind or convicted of a felony. A majority of shareholders may remove directors without cause, provided that the removal of less than all of the directors on the Board requires calculating the votes against removal cumulatively.

Under Delaware law, any director, or the entire board, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

The Delaware Bylaws conform to Delaware law, permitting an unclassified director to be

Provision	Current California Provision	Proposed Change for Reincorporation

The California Bylaws allow directors to be removed by the Board if they are of unsound mind or have been convicted of a felony, and allow a majority of shareholders to remove directors without cause. The California Bylaws further provide that removal of less than all of the directors on the Board requires calculating the votes against removal cumulatively.

removed at any time with or without cause at a meeting of shareholders called expressly for that purpose (and not by written consent). The Delaware Bylaws do not provide for cumulative voting, which is not required under Delaware law and will not be utilized in voting on director removal.

Filling a Vacancy on the Board

Consistent with California law, vacancies on the Board may be filled by the majority of remaining directors, other than vacancies created by the removal of a director by the vote of the shareholders, which may only be filled by the consent of all shareholders entitled to vote on the election of directors.

Consistent with Delaware law, vacancies on the Board be filled by the majority of the remaining directors.

Advance Notice of Shareholder Proposals and Director Nominations

Under California law, corporations may set the time period required for shareholders to provide advance notice to the corporation of director nominees and business to be put to vote at the annual meeting of shareholders. The California Bylaws do not require shareholders to provide advance notice to the corporation of either director nominees or business to be put to vote at the annual meeting of shareholders.

Delaware law also permits corporations to set the advance notice time period in the corporation’s bylaws for shareholder director nominations and proposals of business at shareholder meetings.

The Delaware Bylaws require a shareholder intending to nominate a candidate for election as a director at or to bring other proposals before a meeting of shareholders to notify the corporate secretary in advance. The notice must

Provision	Current California Provision	Proposed Change for Reincorporation

provide the information specified in the Delaware Bylaws, including information about the shareholder making the proposal and information about the proposal or proposed nominee, within the time periods specified in the Delaware Bylaws. In addition, a shareholder’s proposed nominee for election as a director must provide the information and make the undertakings specified in the Delaware Bylaws. If any required information or undertakings are not provided as and within the times specified in the Delaware Bylaws, the chairman of the meeting may declare the nomination or proposal invalid, in which case it would not be presented for shareholder action at the meeting and shareholders would not vote on the matter.

Ability of Shareholders to Call Special Meetings

Under California law, a special meeting of shareholders may be called by the board, the board chair, the president, or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the Articles of Incorporation or Bylaws.

The California Bylaws allow a special meeting to be called by the board chair, a President, the Board or by shareholders

Under Delaware law, a special meeting of shareholders may be called by the Board or by any person authorized in the Certificate of Incorporation or the Bylaws.

The Delaware Bylaws allow a special meeting to be called by the board chair, the board or by shareholders holding at least 20% of the outstanding voting power. The Delaware Bylaws require a shareholder requesting a special meeting to provide the certain information

Provision	Current California Provision	Proposed Change for Reincorporation
holding at least 10% of the outstanding stock.

and documentation to the Board concerning the shareholder and the purpose of the special meeting, as specified in the Delaware Bylaws. If the Board determines that the shareholder’s request for a special meeting is valid, the Board will determine the timing of the meeting, which shall be not less than 90 nor more than 120 days after the receipt of the request.

Shareholder Action by Written Consent

California law provides that shareholder action by written consent is available unless otherwise provided in a company’s Articles of Incorporation. We have not opted out of this default rule, and therefore the California Articles permit shareholders may act by written consent without a meeting. Pursuant to the California Bylaws and California law, the election of directors must be by unanimous shareholder consent; provided that the shareholders may elect a director to fill a vacancy, other than a vacancy created by removal, by the consent of a majority of the outstanding shares entitled to vote.

Under Delaware law the right of shareholders to take action by consent without a meeting and by written consent is available unless otherwise provided in a company’s certificate of incorporation.

The Delaware Certificate retains the right of shareholders to take action through consent on any action that may be taken at any meeting of the shareholders. However, the California law requirement that directors be elected by unanimous consent if action is taken without a meeting is not contained in the Delaware Bylaws.

Dividends, Repurchases and Redemption

Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and including repurchases of its shares) unless either (i) the corporation’s retained earnings immediately

Delaware law is generally more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law permits a corporation, unless otherwise restricted by its Certificate of

Provision	Current California Provision	Proposed Change for Reincorporation

prior to the proposed distribution equal or exceed the amount of the proposed distribution plus the preferential dividends arrears amount; or (ii) immediately after giving effect to such distribution, the corporation’s assets would equal or exceed the sum of its total liabilities plus the preferential rights amount. Such tests are applied to California corporations on a consolidated basis. Under California law, there are certain exceptions to the foregoing rules for repurchases of shares in connection with certain rescission actions and certain repurchases pursuant to employee stock plans.

Incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board, regardless of their historical book value.

Amendment of Bylaws	Under California law, the board may amend the California Bylaws by default. The California Bylaws specify that they may be adopted, amended, or repealed by the board or by majority shareholder vote.

Under Delaware law, the power of the board to amend the Delaware Bylaws must be expressly contained in the Certificate of Incorporation. Therefore, the Delaware Certificate of Incorporation provides that the board may amend the Delaware Bylaws, and the Delaware Bylaws provide that the right of the board to amend the Delaware Bylaws is concurrent with the shareholders’ right. The

Provision	Current California Provision	Proposed Change for Reincorporation
Delaware Bylaws maintain that they may be adopted, amended, or repealed by majority shareholder vote.

Restrictions on Transactions with Interested Shareholders

Section 1203 of the California Corporations Code, which applies to mergers or corporate acquisition transactions with interested shareholders or their affiliates, makes it a condition to the consummation of a merger or other acquisition transaction with an interested shareholder that an affirmative opinion be obtained in writing as to the fairness of the consideration be received by the shareholders of the corporation being acquired.

Under DGCL Section 203, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” (generally as a person with 15% or more of the corporation’s outstanding voting stock) for three years, unless certain conditions are met. Delaware corporations may opt out of DGCL Section 203 only by express provision in a Certificate of Incorporation. The Delaware Certificate of Incorporation includes a provision opting out from DGCL Section 203.

Shareholder Vote Required to Approve Merger or Sale of Company

Except in limited circumstances, California law requires the affirmative vote of a majority of the outstanding shares entitled to vote in order to approve a merger of the corporation or a sale of all or substantially all the assets of the corporation, including, in the case of a merger, the affirmative vote of each class of outstanding stock.

Delaware law requires the affirmative vote of a majority in voting power of the outstanding shares entitled to vote to approve a merger of the corporation or a sale of all or substantially all the assets of the corporation, except in limited circumstances.

Restrictions on Cash Mergers

Under California law, a merger may not be consummated for cash if the purchaser owns more than 50% but less than 90% of the then outstanding shares unless either: (i) all of the shareholders consent, or (ii) the

Delaware law does not have a provision similar to this California rule.

Provision	Current California Provision	Proposed Change for Reincorporation
California Commissioner of Financial Protection and Innovation approves the merger.

Exclusive Forum Provisions

Under California law, a corporation may designate certain jurisdictions as the exclusive forum for certain claims.

Neither the California Articles nor the California Bylaws make any exclusive forum designation.

Under Delaware law, a corporation may designate certain jurisdictions as the exclusive forum for certain claims.

The proposed Delaware Certificate of Incorporation provide that the internal affairs of the Company, including shareholder derivative actions but excluding claims under the Exchange Act, shall be brought exclusively in state courts located in Delaware. The proposed Delaware Certificate of Incorporation also provides that unless we consent in writing to an alternative forum, the federal district courts of the United States shall have exclusive jurisdiction over claims brought under the Securities Act, and that the United States District Court for the District of Delaware shall be the exclusive venue with respect to any cause of action brought under the Securities Act or the Exchange Act.

Indemnification and Advancement of Expenses	Indemnification of corporate officers and directors is permitted by California law, provided the requisite standard of conduct is met. California law requires indemnification when the indemnitee has	Substantially similar. Delaware law permits corporations to indemnify its directors, officers, employees and agents from expenses and losses arising out of litigation arising by reason of the person’s

Provision	Current California Provision	Proposed Change for Reincorporation

defended the action successfully on the merits. Indemnification is permitted under California law only for acts taken in good faith and believed to be in the best interests of the company and its shareholders.

Expenses incurred by an officer or director in defending an action may be paid in advance if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. California law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.

service to the corporation or to another entity at its request, including, in certain circumstances, litigation by or in the right of the corporation so long as the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. A corporation must indemnify a person “to the extent” the person is successful on the merits or otherwise in defense of an action, suit or proceeding. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation.

Expenses incurred by a director, officer, employee or agent in defending an action may be paid in advance, if the person undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its directors, officers, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

Provision	Current California Provision	Proposed Change for Reincorporation

The California Articles and California Bylaws authorize indemnification to the fullest extent permissible under California law. The California Bylaws also specify that any expenses reasonably incurred by an agent defending a claim resulting from such person serving at our request as a director or officer of another corporation shall be paid by us.

Delaware law permits a Delaware corporation to provide indemnification in excess of that provided by statute.

The Delaware Certificate of Incorporation authorizes indemnification to the fullest extent permissible under Delaware law.

Notwithstanding the indemnification provided for by in the Delaware Certificate of Incorporation, the Delaware Bylaws or any written agreement, such indemnity shall not include any advancement of expenses incurred by any officer or director relating to or arising from any proceeding in which the Company asserts a direct claim against an officer or director, or an officer or director asserts a direct claim against the Company, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise.

Elimination of Director Personal Liability for Monetary Damages

California law permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

(i) Intentional misconduct or knowing and culpable violation of law;

Substantially similar. Delaware law permits a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

(i) Breaches of the director’s duty of loyalty to the corporation or its shareholders;

Provision	Current California Provision	Proposed Change for Reincorporation

(ii) Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

(iii) Any transaction from which a director derived an improper personal benefit;

(iv) Acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties is, or should be, aware of a risk of serious injury to the corporation or its shareholders;

(v) Acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

(vi) Transactions between the corporation and a director who has a material financial interest in such transaction; or

(vii) Liability for improper distributions, loans or guarantees.

The California Articles eliminate the liability of directors for monetary damages to the fullest extent permissible under California law.

(ii) Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

(iii) The payment of unlawful dividends or unlawful stock repurchases or redemption; or

(iv) Transactions in which the director received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the company or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

To the fullest extent permitted by Delaware statutory or decisional law, the Delaware Certificate of Incorporation eliminates the liability of directors to the Company or its shareholders for monetary damages for breach of duty as a director.

Provision	Current California Provision	Proposed Change for Reincorporation
Exculpation of Certain Officers

Under Section 309(a) of the California Corporations Code, California effectively requires that in making every major decision for the company, the officers and directors are held to a test of inquiry to determine whether the director or officer has satisfied the requirement to inquire. While California law provides for exculpation, California Corporation Code Section 204(a)(10) excludes from exculpation any acts by directors demonstrating reckless disregard of duty or a persistent lack of attention (when the act poses a risk of major harm to the company or shareholders). California also hold officers and directors to a standard of ordinary negligence rather than gross negligence.

Delaware law permits Delaware corporations to eliminate the liability of certain senior officers for the breach of the duty of care if the Certificate of Incorporation permits it. Section 102(b)(7) of the DGCL does not provide comparable exclusions from exculpation that exist under the CGCL.

The proposed Delaware Certificate of Incorporation permits such exculpation.

Inspection of Shareholders’ List

California law allows any shareholder to inspect the shareholders’ list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholders’ list by a person or persons holding 5% or more of a corporation’s voting shares, or any shareholder or shareholders holding 1% or more of such shares who have contested the election of directors.

Delaware law allow any shareholder to inspect the shareholders’ list and make copies for a purpose reasonably related to such person’s interest as a shareholder.

Provision	Current California Provision	Proposed Change for Reincorporation

Approval of Certain Corporate Transactions

Under California law, with certain exceptions, any merger, consolidation or sale of all or substantially all assets must be approved by the Board and by a majority of the outstanding shares entitled to vote. Under California law, similar board and shareholder approval is also required in connection with certain additional acquisition transactions.

Under Delaware law, with certain exceptions, any merger, consolidation or sale of all or substantially all assets must be approved by the Board and by a majority of the outstanding shares entitled to vote.

Class Voting in Certain Corporate Transactions

Under California law, with certain exceptions, any merger, certain sales of all or substantially all of the assets of a corporation and certain other transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights).

Delaware law does not generally require class voting, except in connection with certain amendments to the Certificate of Incorporation that, among other things, adversely affect a class of stock.

Appraisal Rights

Under California law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction.

Under Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of the shares held by such shareholder (as determined by agreement of the corporation and the shareholder or by a court) in lieu of the consideration such shareholder would otherwise receive in the transaction. Further, under Delaware law such appraisal rights are not available to (1)

Provision	Current California Provision	Proposed Change for Reincorporation

Shareholders of a California corporation involved in a reorganization are not entitled to dissenters’ rights if the corporation, or its shareholders immediately before the reorganization, or both, will own immediately after the reorganization more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the proposed Delaware Reincorporation). Thus, appraisal rights are not available to shareholders of the Company under California law with respect to the Delaware Reincorporation.

A shareholder of a California corporation does not have dissenters’ rights with respect to a business combination or other reorganization requiring their vote if their share are listed on a national securities exchange, unless their shares are subject to transfer restrictions or are exchanged for merger consideration other than solely securities listed on a national securities and cash in lieu of fractional shares.

shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, or (2) shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

Delaware law does not provide shareholders of a corporation with appraisal rights when the corporation acquires another business through the issuance of its stock (1) in exchange for the assets of the business to be acquired, (2) in exchange for the outstanding stock of the corporation to be acquired, or (3) in a merger of the corporation to be acquired with a subsidiary of the acquiring corporation.

Dissolution	Under California law, shareholders holding 50% or	Under Delaware law, unless the Board approves the proposal to

Provision	Current California Provision	Proposed Change for Reincorporation
more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s Board, and this right may not be modified by the Articles of Incorporation.

dissolve, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initially approved by the Board may it be approved by a simple majority of the corporation’s shareholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its Certificate of Incorporation a supermajority-voting requirement in connection with dissolutions.

The Delaware’s Certificate of Incorporation contains no such supermajority-voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of the Company which had previously been approved by the Board.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bond requirement.

Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. Delaware does not have a bond requirement similar to that of California law.

Interest of Our Directors and Executive Officers in the Delaware Reincorporation

Our directors and executive officers may have interests in the Delaware Reincorporation transaction that are different from, or in addition to, the interests of the shareholders generally. For example, the Delaware Reincorporation provides our officers and directors more clarity and certainty in the reduction of their potential personal liability and strengthens the ability of directors to resist takeover bids. The Board has considered these interests, among other matters, in reaching its decision to approve the Delaware Reincorporation and to recommend that our shareholders vote in favor of this proposal.

U.S. Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of the Delaware Reincorporation to the Company of U.S. holders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. The discussion is based on the Code, regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. holders in light of their particular circumstances or to U.S. holders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of the Company’s common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of the Delaware Reincorporation are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of the Delaware Reincorporation may not be the same for all U.S. holders. Shareholders should consult their own tax advisors to understand their individual federal, state, local, and foreign tax consequences.

Tax Consequences to the Company. The Delaware Reincorporation is intended to constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. The tax consequences described below assume that the Delaware Reincorporation is properly characterized as a reorganization.

The Company would not recognize any taxable income, gain or loss as a result of the Delaware Reincorporation. In addition, the Company does not expect the Delaware Reincorporation to affect the Company’s ability to utilize the Company’s net operating loss carryforwards.

Tax Consequences to U.S. Holders. U.S. holders generally will not recognize gain or loss as a result of the Delaware Reincorporation. The aggregate tax basis of Giga-tronics — Delaware common stock received by each U.S. holder will equal the aggregate tax basis of the Giga-tronics — California common stock surrendered by such U.S. holder in exchange therefor.

The holding period of the Giga-tronics — Delaware common stock received by each U.S. holder will include the period during which such U.S. holder held the Giga-tronics — California common stock surrendered in exchange therefor.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of the date of October 27, 2023, certain information with respect to the beneficial ownership of our common stock by:

• each shareholder known by us to be the beneficial owner of more than 5% of our common stock,

• each of our current directors and Named Executive Officers, and

• all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days and underlying and convertible securities, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person. For AAI and its two named senior officers, beneficial ownership includes 3,960,043 shares of common stock into which the Series F converts. While the Series F Certificate of Determination has a 19.9% beneficial ownership limitation for conversions, it does not have any voting restrictions. The address of all officers and directors is c/o Giga-tronics Incorporated, 7272 E. Indian School Rd, Suite 540, Scottsdale, Arizona.

	As of the Date of this Information Statement
Beneficial Owner	Number of shares of Common Stock	Percentage of Class
Jonathan Read, Chief Executive Officer and Director(1)	279,028	4.49%
Timothy Long, Chief Operating Officer(2)	186,018	3.04%
Lutz P. Henckels, Chief Financial Officer(3)	113,827	1.90%
William B. Horne, Director(4)	6,895,028	69.71%
John Regazzi, Director(5)	90,300	1.51%
Jeffrey Bentz, Director	—	*%
Robert Smith, Director	—	*%
William J. Thompson, Director(6)	28,465	*%
Thomas E. Vickers, Director(7)	26,158	*%
All executive officers and directors as a group of 9 individuals	7,618,824	72.74%
Laurence Lytton(8)	603,700	10.18%
Ault Alliance, Inc.(4)	6,895,028	69.71%
Milton C. Ault, III(9)	6,895,028	69.71%

* Indicates less than 1% beneficial ownership.

(1) Includes 279,028 shares of common stock issuable under options exercisable within 60 days as of the date of the Information Statement. Excludes 149,925 shares issuable under restricted stock units issued on May 25, 2021.

(2) Includes 186,018 shares of common stock issuable under options exercisable within 60 days as of the date of the Information Statement. Excludes 99,950 shares issuable under restricted stock units issued on May 25, 2021. Mr. Long is resigning as an officer effective November 24. 2023 (the “Effective Date”). After the Effective Date, all unvested RSUs shall lapse. In addition, with respect to Mr. long’s options, all rights granted pursuant to his option agreement shall terminate one year from the Effective Date.

(3) Includes 66,730 shares of common stock issuable under options exercisable within 60 days as of the date of the Information Statement.

(4) As of the date of this Information Statement, includes 2,920,085 shares of common stock and 3,960,043 votes on an as converted basis upon conversion of 514.8 shares of Series F. It excludes shares of common stock issuable upon conversion and exercise of notes and warrants due to beneficial ownership limitations. Also includes 14,900 shares of our common stock held by a subsidiary of AAI. Consists of shares held by AAI, of which Mr. Horne may be deemed the beneficial owner since he is the Chief Executive Officer of AAI.

(5) Includes 40,553 shares of common stock issuable under options exercisable within 60 days as of the date of the Information Statement.

(6) Includes 7,291 shares of common stock issuable under options exercisable within 60 days as of the date of the Information Statement.

(7) Includes 2,661 shares of common stock issuable under options exercisable within 60 days as of the date of the Information Statement.

(8) Information is based on a Schedule 13G/A filed by Laurence W. Lytton on February 3, 2023. Excludes 230,769 shares issuable under exercise of prefunded warrant. Mr. Lytton’s address is 467 Central Park West, New York, NY 10025.

(9) Information is based on a Schedule 13D filed by Mr. Milton C. Ault, III, Executive Chairman of Ault and Mr. Horne, Chief Executive Officer of Ault. The principal business address of Messrs. Ault and Horne is c/o Ault Alliance, Inc., 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements, and other matters, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and any reports prior to or subsequent to that date. Our website address is www.gigatronics.com. We make available on this website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports after we electronically file those materials with, or furnish those materials to, the SEC. Our website is not incorporated by reference into this Information Statement. The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.

Delivery of Documents to Security Holders Sharing an Address

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may send notification to the Company’s principal executive offices at 7272 E. Indian School Road, Suite 540, Scottsdale, AZ 85251 or call the Company at (833) 457-6667. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Johnathan Read
Name: Jonathan Read
Title: Chief Executive Officer
November 6, 2023
Scottsdale, AZ

ANNEX A

FORM OF AGREEMENT AND PLAN OF MERGER

OF GIGA-TRONICS INCORPORATED

(a California corporation)

AND

GRESHAM WORLDWIDE, INC.

(a Delaware corporation)

This Agreement and Plan of Merger, dated as of (the “Agreement”), is made by and between Giga-tronics Incorporated, a California corporation (“Giga-tronics California”), and Gresham Worldwide, Inc., a newly formed Delaware corporation and wholly-owned subsidiary of Giga-tronics California (“Giga-tronics Delaware”). Giga-tronics California and Giga-tronics Delaware are sometimes referred to herein as the “Constituent Corporations.”

WHEREAS, Giga-tronics Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 101,000,000 shares, 100,000,000 shares of which are designated common stock, $0.001 per share and 1,000,000 shares of which are designated preferred stock, $0.001 per share. As of the date of this Agreement, one share of common stock of Giga-tronics Delaware were issued and outstanding, which was held by Giga-tronics California.

WHEREAS, Giga-tronics California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 101,000,000, 100,000,000 shares of which are designated common stock, no par value per share and 1,000,000 shares of which are designated preferred stock, no par value per share. As of the date of this Agreement, [__] shares of common stock of Giga-tronics California were issued and outstanding, and 514.8 shares of preferred stock were issued and outstanding.

WHEREAS, the Board of Directors of Giga-tronics California has determined that, for the purpose of effecting the reincorporation of Giga-tronics California in the State of Delaware, it is advisable and in the best interests of Giga-tronics California and its shareholders that Giga-tronics California merge with and into Giga-tronics Delaware upon the terms and conditions herein provided.

WHEREAS, the respective Boards of Directors of the Constituent Corporations have approved and declared the advisability of this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

WHEREAS, the Merger (as defined below) is intended to qualify as a transaction governed by Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

In consideration of the mutual agreements and covenants set forth herein, the Constituent Corporations hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE 1

MERGER

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the California General Corporation Law (the “CGCL”),Giga-tronics California shall be merged with and into Giga-tronics Delaware (the “Merger”), the separate existence of Giga-tronics California shall cease and Giga-tronics Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Giga-tronics Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.” The name of the Surviving Corporation shall be “Gresham Worldwide, Inc.”

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1.2 Filing and Effectiveness. Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

(a) This Agreement shall have been adopted by the sole stockholder of Giga-tronics Delaware and the principal terms of this Agreement shall have been approved by the shareholders of Giga-tronics California in accordance with the requirements of the DGCL and the CGCL, which adoption and approval by such sole stockholder of Giga-tronics Delaware and by the shareholders of Giga-tronics California has occurred as of and October 27, 2023 and October 19, 2023, respectively;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c) A Certificate of Merger meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware and this Agreement, together with a Certificate of Ownership as provided in Section 1110 of the CGCL, shall have been filed with the Secretary of State of the State of California.

The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such later time as the Constituent Corporations agree and specify in the Certificate of Merger (the “Effective Time”).

1.3 Effect of the Merger. The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL and the CGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the assets, properties, rights, privileges, powers and franchises of the Constituent Corporations shall vest in the Surviving Corporation, and all of the debts, liabilities, obligations, restrictions and duties of the Constituent Corporations shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

1.4 Tax Treatment.

(a) The Constituent Corporations intend that the Merger in conjunction with the formation of Giga-tronics Delaware qualify as a tax-free reorganization pursuant to Section 368(a)(1) of the Code, whereby Giga-tronics California transfers all of its assets to Giga-tronics Delaware in exchange for Giga-tronics Delaware stock and the assumption of any liabilities of Giga-tronics California under Sections 361(a) and 357(a) of the Code, and Giga-tronics California is deemed to distribute stock of Giga-tronics Delaware to its shareholders under Sections 354(a), 361(c), and 1032(a) of the Code.

(b) The Constituent Corporations intend that they be treated as “parties” to the reorganization under Sections 1.368-2(f) of the Treasury Regulations issued under the Code (“Treasury Regulations”); this Agreement be treated as a “plan of reorganization” under Treasury Regulation Sections 1.368-2(g) and 1.368-3(a); and the Merger be undertaken pursuant to this plan of reorganization.

(c) The Constituent Corporations hereto shall each perform such acts, execute and deliver such instruments and documents, and do all such other things as may be reasonably necessary to effect the transactions as set forth above, and to secure their treatment as a reorganization under Section 368 of the Code and under applicable state and local tax law as contemplated by this Agreement. To the extent U.S. federal income tax reporting and/or state and local tax reporting is required, each Constituent Corporation shall report the transactions described herein as described above.

ARTICLE 2

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation shall be amended in its entirety to read as set forth on Exhibit A hereto, until duly amended in accordance with the provisions thereof and applicable law.

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2.2 Bylaws. The Bylaws of Giga-tronics Delaware as in effect immediately prior to the Effective Time shall continue in full force and effect as the Bylaws of the Surviving Corporation, other than as amended to reflect the name of the Surviving Corporation, until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of Giga-tronics California immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, with such directors and officers serving as such until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

ARTICLE 3

MANNER OF CONVERSION OF STOCK

3.1 Giga-tronics California Stock. Upon the Effective Time, (a) each share of Giga-tronics California common stock, no par value per share, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holders of such shares or any other person, be converted into one (1) fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation and (b) each share of Giga-tronics California preferred stock, no par value per share, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holders of such shares or any other person, be converted into one fully paid and nonassessable share of preferred stock, $0.001 par value per share, of the Surviving Corporation.

3.2 Giga-tronics California Employee Benefit Plans. Upon the Effective Time, the obligations of Giga-tronics California under or with respect to every plan, trust, program, benefit and employment agreement or arrangement then in effect or administered by Giga-tronics California for the benefit of the directors, officers and employees of Giga-tronics California or any of its subsidiaries shall become the lawful obligations of Giga-tronics Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. At the Effective Time, Giga-tronics Delaware hereby expressly adopts and assumes all obligations of Giga-tronics California under each such plan, trust, program, benefit and employment agreement or arrangement.

3.3 Giga-tronics California Equity Incentive Plans. Upon the Effective Time, Giga-tronics Delaware shall assume and continue each of the Giga-tronics California equity incentive plans, including all equity incentive plans heretofore assumed by Giga-tronics California (collectively, the “Equity Plans”), and all awards then outstanding thereunder. Each Equity Plan and each such award shall have the same terms and conditions, including the same number of shares of stock reserved or covered thereunder, as applicable, except that (i) the stock reserved or covered under each Equity Plan and all awards then outstanding thereunder shall be the common stock of Giga-tronics Delaware, (ii) any performance goals thereunder related to Giga-tronics California shall relate to Giga-tronics Delaware and (iii) Giga-tronics Delaware shall have the duties, responsibilities and authorities of Giga-tronics California thereunder. At the Effective Time, Giga-tronics Delaware hereby expressly adopts and assumes all obligations of Giga-tronics California under all Equity Plans. A number of shares of Giga-tronics Delaware’s common stock shall be reserved for issuance under the Equity Plans equal to the number of shares of Giga-tronics California common stock so reserved immediately prior to the Effective Time.

3.4 Giga-tronics Delaware Common Stock. Upon the Effective Time, each share of common stock, $0.001 par value per share, of Giga-tronics Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Giga-tronics Delaware, the holders of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

3.5 Exchange of Certificates. After the Effective Time, each holder of a certificate representing shares of Giga-tronics California common stock outstanding immediately prior to the Effective Time may, at such shareholder’s option, surrender the same for cancellation to a transfer agent designated by the Surviving Corporation (the “Transfer Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of Giga-tronics California common stock outstanding immediately prior to the Effective Time

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shall be deemed for all purposes, from and after the Effective Time, to represent the number of shares of the Surviving Corporation’s common stock into which such shares of Giga-tronics California common stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such certificate as provided above.

Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Giga-tronics California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

ARTICLE 4

CONDITIONS

4.1 The obligations of Giga-tronics California under this Agreement shall be conditioned upon the occurrence of the following events:

(a) Shareholder Approval. Merger has been duly approved by our majority shareholder of Giga-tronics California, which approval was duly obtained on October 19, 2023 and by the sole shareholder of Giga-tronic Delaware, which approval was duly obtained on October 27, 2023; and

(b) Consents, Approvals or Authorizations. Any consents, approvals or authorizations that Giga-tronics California in its sole judgment deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained.

ARTICLE 5

GENERAL

5.1 Covenants of Giga-tronics Delaware. Giga-tronics Delaware covenants and agrees that it will, on or before the Effective Time:

(a) Qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

(b) File the Certificate of Merger with the Secretary of State of the State of Delaware;

(c) File this Agreement, together with the Certificate of Merger, with the Secretary of State of the State of California; and

(d) Take such other actions as may be required by the CGCL.

5.2 Further Assurances. From time-to-time, as and when required by Giga-tronics Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Giga-tronics California such deeds and other instruments, and there shall be taken or caused to be taken by Giga-tronics Delaware and Giga-tronics California such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by Giga-tronics Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Giga-tronics California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Giga-tronics Delaware are fully authorized in the name and on behalf of Giga-tronics

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California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3 Abandonment. At any time before the Effective Time, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Giga-tronics California or of Giga-tronics Delaware, or of both, notwithstanding the approval of the principal terms of this Agreement by the shareholders of Giga-tronics California or the adoption of this Agreement by the sole shareholder of Giga-tronics Delaware, or by both.

5.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to applicable Giga-tronics Delaware stockholder approval or Giga-tronics California shareholder approval shall not, unless approved by such stockholder or shareholders as may be required by law:

(a) Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b) Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c) Alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Left Blank Intentionally]

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IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Giga-tronics Incorporated, a California corporation , and Gresham Worldwide, Inc., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

GIGA-TRONICS INCORPORATED
a California corporation

By:
Name:	Jonathan Read
Title:	Chief Executive Officer

GRESHAM WORLDWIDE, INC.
a Delaware corporation

By:
Name:	Jonathan Read
Title:	Chief Executive Officer

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ANNEX B

FORM OF CERTIFICATE OF INCORPORATION

OF

GRESHAM WORLDWIDE, INC.

ARTICLE I

NAME OF THE CORPORATION

The name of the corporation is Gresham Worldwide, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The address of its registered office in the State of Delaware, County of New Castle, is 3411 Silverside Road, Rodney Building #104, Wilmington, Delaware 19810. The name of its registered agent at such address is Corporate Creations Network, Inc.

ARTICLE III

BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

Section 4.01 Authorized Classes of Stock. The total number of shares of stock of all classes of capital stock that the Corporation is authorized to issue is 101,000,000, of which 100,000,000 shares shall be shares of common stock, $0.001 par value (“Common Stock”) and 1,000,000 shares shall be shares of preferred stock, $0.001 par value (“Preferred Stock”).

Section 4.02 Common Stock. Except as otherwise required by law, as provided in this Certificate of Incorporation, and as otherwise provided in the resolution or resolutions, if any, adopted by the board of directors of the Corporation (the “Board”) with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by such holder. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the Board from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

Section 4.03 Preferred Stock. The Board is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions

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providing for the issuance of such series adopted by the Board. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) the designation of the series;

(b) the number of shares of the series;

(c) the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(d) whether the series will have voting rights, generally or upon specified events, in addition to the voting rights provided by law, and, if so, the terms of such voting rights including any extra or limited voting rights;

(e) whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board shall determine;

(f) whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;

(g) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(h) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(i) the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(j) any other relative rights, preferences, and limitations of that series.

ARTICLE V

BOARD OF DIRECTORS

Section 5.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

Section 5.02 Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board shall consist of not less than three and not more than nine directors with the number of directors as fixed from time-to-time by resolution of the Board in accordance with the bylaws of the Corporation (the “Bylaws”).

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01 Limitation of Liability. No director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Nothing in this paragraph shall serve to eliminate or limit the liability of a director or officer (a) for any breach of the director or officer’s duty of loyalty to this Corporation or its stockholders, (b) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director or officer derived an improper personal benefit. If the DGCL is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

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Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification.

Section 6.02 Indemnification.

(a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding (except as provided in Section 11 (f)) whether civil, criminal or administrative, (a “Proceeding”), or is contacted by any governmental or regulatory body in connection with any investigation or inquiry (an “Investigation”), by reason of the fact that he or she is or was a director or executive officer (as such term is utilized pursuant to interpretations under Section 16 of the Securities Exchange Act of 1934) of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (an “Indemnitee”), whether the basis of such Proceeding or Investigation is alleged action in an official capacity or in any other capacity as set forth above shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL was the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section 6.02 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that an Advancement of Expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 6.02 or otherwise (an “Undertaking”).

(b) If a claim under paragraph (a) of this Section 6.02 is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In

(i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and

(ii) any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the DGCL. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation

(including its board of directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified or to such Advancement of Expenses under this Section or otherwise shall be on the Corporation.

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(c) The rights to indemnification and to the Advancement of Expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(d) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

(e) The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section 6.02 with respect to the indemnification and Advancement of Expenses of directors, and executive officers of the Corporation.

(f) Notwithstanding the indemnification provided for by this Section 6.02, the Corporation’s Bylaws, or any written agreement, such indemnity shall not include any Advancement of Expenses incurred by such Indemnitees relating to or arising from any Proceeding in which the Corporation asserts a direct claim against an Indemnitee, or an Indemnitee asserts a direct claim against the Corporation, whether such claim is termed a complaint, counterclaim, crossclaim, third-party complaint or otherwise. Following the termination of any Proceeding referred to in this Section 6.02(f), the Corporation may provide indemnification in accordance with this Section 6.02, the Corporation’s Bylaws, any written agreement or the DGCL.

ARTICLE VII

STOCKHOLDER ACTION

Section 7.01 Stockholder Consent Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of the stockholders of the Corporation or by the written consent of a majority of the voting power of the Corporation in accordance with Section 228 of the DGCL.

Section 7.02 Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation shall be called only by: (i) the Board or the Chair of the Board; or (ii) the Chief Executive Officer following receipt of one or more written demands to call a special meeting of the stockholders from stockholders of record who own, in the aggregate, at least 20% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting that complies with the procedures for calling a special meeting of the stockholders as may be set forth in the Bylaws.

ARTICLE VIII

BYLAWS

Section 8.01 Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board is expressly authorized and empowered to adopt, amend, alter, or repeal the Bylaws without any action on the part of the stockholders.

Section 8.02 Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws; provided that, in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, such adoption, amendment, alteration, or repeal shall be approved by the affirmative vote of the holders of at least a majority of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE IX

SECTION 203 OF THE DGCL OPT-OUT

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The Corporation shall not be governed or subject to Section 203 of the DGCL.

ARTICLE X

EXCLUSIVE JURISDICTION AND VENUE

Section 10.01

(a) Delaware Chancery Court. This Certificate of Incorporation and the internal affairs of the Corporation shall be governed by and interpreted under the laws of the State of Delaware, excluding its conflict of laws principles. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation (except to the extent that the Securities Exchange Act of 1934 provides otherwise), (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer (or affiliate of any of the foregoing) of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws, or (iv) any other action asserting a claim arising under, in connection with, and governed by the internal affairs doctrine.

(b) United States District Court. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive jurisdiction for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

(c) Venue. The federal district courts of the United States of America located in the State of Delaware shall be the exclusive venue with respect to any cause of action arising under the Securities Act of 1933 or the Securities Exchange Act of 1934.

(d) Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.

ARTICLE XI

AMENDMENTS

The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation; provided however, that notwithstanding any other provision of this Certificate of Incorporation or applicable law that might permit a lesser vote or no vote and in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal, or adopt any provisions inconsistent with this Certificate of Incorporation. The foregoing sentence shall not be construed to mean that all of the stockholders may vote on any Certificate of Designation or amendment to a Certificate of Designation nor does this Article XI modify the power of the Board to change Article I to the extent such power is authorized by the DGCL.

ARTICLE XII

INCORPORATOR

The name and mailing address of the incorporator is as follow: Jonathan Read, 7960 East Camelback Road #511, Scottsdale, Arizona 85251.

I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Delaware General Corporation Law, do make this certificate, hereby declaring and certifying that this

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is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ___ day of _________, 202___.

___________________________________

Jonathan Read, Incorporator

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ANNEX C

FORM OF BYLAWS

OF

GRESHAM WORLDWIDE, INC.

Article I. Meeting of Stockholders

Section 1. Annual Meeting. The annual meeting of the stockholders of this Company shall be held at the time and place designated by the Board of Directors (the “Board”) of the Company. Business transacted at the annual meeting shall include the election of directors of the Company.

Section 2. Special Meetings. Special meetings of the stockholders shall be held when directed by (i) the Board, or (ii) when requested in writing by the holders of not less than 20 percent of all the voting power entitled to vote at the meeting.

Section 3. Place. Meetings of stockholders may be held within or without the State of Delaware.

Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the meeting, either personally or by mail, by or at the direction of the chief executive officer, the president, the secretary, or the officer or persons calling the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his address as it appears on the stock transfer books of the Company, with postage there on prepaid. The provisions of Section 229 of the Delaware General Corporation Law (the “DGCL”) as to waiver of notice are applicable. In lieu of mailing any proxy and proxy statement, notice may be given by furnishing a Notice of Internet Availability of Proxy Materials in accordance with Rule 14a-16 under the Securities Exchange Act of 1934 and the rules and regulations thereunder (the “Exchange Act”) and otherwise complying with that rule.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be given as provided in this section to each stockholder of record on the new record date entitled to vote at such meeting.

Section 6. Record Date. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote therewith at the adjourned meeting.

In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted. If no record date has been fixed by the Board, the record

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date for determining stockholders entitled to consent to corporate action in writing without a meeting: (i) when no prior action by the Board is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company; and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting.

Section 7. Stockholder Quorum and Voting. A majority of the aggregate voting power of the outstanding shares of all classes or series of voting stock then entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. When a specified item of business is required to be voted on by a class or series of stock, a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, the affirmative vote of the majority of the aggregate voting power of the shares present at the meeting in person or by proxy of all classes or series of voting stock and entitled to vote on the subject matter shall be the act of the stockholders unless otherwise provided however that the directors of the Company shall be elected by a plurality of such shares.

After a quorum has been established at a stockholders’ meeting, the subsequent withdrawal of stockholders, so as to reduce the number of stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 8. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, provided, however, that if the certificate of designation of any class or series of stock provides for different or additional voting rights in accordance with the rights, preferences and designations of such class or series, the holders of such shares shall vote in accordance with the terms of the applicable certificate of designation.

Treasury shares, shares of stock of this Company owned by another corporation, the majority of the voting stock of which is owned or controlled by this Company, and shares of stock of this Company, held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

A stockholder may vote either in person or by proxy executed in writing by the stockholder or his duly authorized attorney-in-fact. A stockholder may also vote in person, by proxy, by telephone or electronically including over the Internet in accordance with the Exchange Act and rules of the Securities and Exchange Commission.

At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected at that time and for whose election he has a right to vote.

Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the Bylaws of the corporate stockholder; or, in the absence of any applicable bylaw, by such person as the Board of the corporate stockholder may designate. Proof of such designation may be made by presentation of a certified copy of the Bylaws or other instrument of the corporate stockholder. In the absence of any such designation, or in case of conflicting designation by the corporate stockholder, the chairman or co-chairman of

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the board, the chief executive officer, the president, any vice president, secretary and treasurer of the corporate stockholder shall be presumed to possess, in that order, authority to vote such shares.

Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

On and after the date on which written notice of redemption of redeemable shares has been mailed to the holders thereof and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders thereof upon surrender of certificates therefor, such shares shall not be entitled to vote on any matter and shall not be deemed to be outstanding shares.

Section 9. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting of a stockholders’ duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the stockholder or his attorney in-fact. No proxy shall be valid after the expiration of three years from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of stockholders.

If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

If a proxy expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 10. Action by Stockholders Without a Meeting. Any action required by law, these Bylaws, or the Certificate of Incorporation of this Company to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

Promptly after obtaining such authorization by written consent, notice shall be given to those stockholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action, and, if the action be a merger or consolidation for which appraisal rights are provided under the DGCL, be given in accordance with Section 262(d)(2) of the DGCL.

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Section 11. Advance Notice at Annual Meetings.

(a) At an annual meeting of stockholders only such business shall be conducted as is a proper matter for stockholder action under the DGCL and as shall have been properly brought before the meeting. Matters may be properly brought before the annual meeting, only as follows: (i) brought before the meeting and specified pursuant to the Company’s notice of meeting of the stockholders, (ii) otherwise brought specifically by or at the direction of the Board, or (iii) by any stockholder of the Company who was a stockholder of record who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11; provided, that if such matter is proposed on behalf of a beneficial owner it may only be properly brought before the meeting, if such beneficial owner was the beneficial owner of shares of the Company at the time of the giving of the stockholder’s notice provided for in Section 11(b) below. Clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the Company’s notice of meeting of stockholders and proxy statement under the Exchange Act before an annual meeting of stockholders.

(b) At an annual meeting of stockholders, the following procedures shall apply in order for a matter to be properly brought before the meeting by a stockholder.

(i) For nominations for election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 11(a), the stockholder must deliver written notice to the secretary at the principal executive offices of the Company on a timely basis as set forth in Section 11(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 11(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a statement whether such nominee, if elected, intends to tender promptly following such person’s failure to receive the required vote for election or re-election at the next meeting at which such person would face election or re-election, an irrevocable resignation effective upon acceptance of such resignation by the Board (6) with respect to each nominee for election or re-election to the Board, include a completed and signed questionnaire, representation and agreement required by Section 11(e), and (7) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 11(b)(iv). The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii) For business other than nominations for election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of Section 11(a), the stockholder must deliver written notice to the secretary at the principal executive offices of the Company on a timely basis as set forth in Section 11(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 11(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting, (2) the text of the proposal to be presented at the meeting, (3) a statement in support of the proposal, (4) a representation that such stockholder intends to appear in person, by remote communication, if applicable, or by proxy at the meeting to bring such business before the meeting, (5) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (6) the class, series and number of shares of the Company which are owned of record and beneficially owned by the stockholder, and (7) any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the Company’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 10(b)(iv).

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(iii) To be timely, the written notice required by Section 11(b)(i) or 11(b)(ii) must be received by the secretary at the principal executive offices of the Company not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date on which the Company released its proxy materials to its stockholders for the prior year’s annual meeting of stockholders or any longer period provided for by applicable law; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, for notice by the stockholder to be timely, such stockholder’s written notice must be delivered to the secretary not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made, whichever is later. Notwithstanding the foregoing, in no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(iv) The written notice required by Section 11(b)(i) or 11(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the Company’s books; (B) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 11(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 11(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (with respect to a notice under Section 11(b)(i)) or to carry such proposal (with respect to a notice under Section 11(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous 12 month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of Sections 11 and 12, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial owner:

(w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the Company,

(x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the Company,

(y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the Company,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the Company held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 11(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) as of the date that is

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five business days prior to the meeting and, in the event of any adjournment or postponement thereof, five business days prior to any adjournment or postponement thereof. In the case of an update and supplement pursuant to clause (i) of this Section 11(c), such update and supplement shall be received by the secretary at the principal executive offices of the Company not later than five business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 11(c), such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the Company not later than two business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two business days prior to any adjournment or postponement thereof.

(d) Notwithstanding anything in Section 11(b)(iii) to the contrary, in the event that the number of directors in an Expiring Class (as defined below) is increased and there was no appointment of a director made or no public announcement of an appointment of a director to fill such vacancy is made by the Company at least 10 days before the last day a stockholder may deliver a notice of nomination in accordance with Section 11(b)(iii), a stockholder’s notice required by this Section 11 and which complies with the requirements in Section 11(b)(i), other than the timing requirements in Section 11(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions in such Expiring Class, created by such increase, if it shall be received by the secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. For purposes of this Section 10(d), an “Expiring Class” shall mean a class of directors whose term shall expire at the next annual meeting of stockholders.

(e) To be eligible to be a nominee for election or re-election as a director of the Company pursuant to a nomination under clause (iii) of Section 11(a), such nominee or a person on his or her behalf must deliver (in accordance with the time periods prescribed for delivery of notice under Section 11(b)(iii) or Section 11(d), as applicable) to the secretary at the principal executive offices of the Company a written questionnaire with respect to the background and qualification of such nominee and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in the form provided by the secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company in the questionnaire or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company that has not been disclosed therein; and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with, all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

(f) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (i), (ii) or (iii) of Section 11(a). Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded. Notwithstanding anything in these Bylaws to the contrary, unless otherwise required by law, if a stockholder intending to make a nomination at a meeting pursuant to Section 11(b)(i) or to propose business at a meeting pursuant to Section 11(b)(ii) does not provide the information in the stockholder’s notice required under Section 11(b)(i) or 11(b)(ii), as applicable, within the applicable time periods specified in this Section 11 (including any update and supplement required under Section 11(c)), or the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to make such nomination or to propose such business, or the Proponents shall not have acted in accordance with the representations required under Section 11(b)(iv)(E), such nomination or proposal shall not be presented for stockholder action at the meeting and shall be disregarded, as determined by the chairman of the meeting as described above, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

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(g) In order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the Exchange Act. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to the rules and regulations under the Exchange Act; provided, however, that any references in these Bylaws to the Exchange Act are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 11(a)(iii) of these Bylaws.

(h) For purposes of Sections 11 and 12,

(i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Business Wire or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and

(ii) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933.

Section 12. Advance Notice at Special Meetings.

(a) Special meetings of the stockholders of the Company called in accordance with clause (ii) of Section 2 (a “Stockholder-Requested Meeting”), must be called in compliance with the requirements of Section 11(b). A request to call a special meeting pursuant to clause (ii) of Section 2 shall not be valid unless made in accordance with the requirements and procedures set forth in this Section 12. Except as may otherwise be required by law, the Board shall determine, in its sole judgment, the validity of any request under clause (ii) of Section 2, including whether such request was properly made in compliance with these Bylaws.

(b) For a special meeting called pursuant to Section 2, the Board shall determine the time and place of such special meeting, subject to the provisions below with respect to a Stockholder-Requested Meeting. Following determination of the time and place of the meeting, the secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with these Bylaws. For a Stockholder-Requested Meeting, the request shall (i) be in writing, signed and dated by the stockholders who have who delivered the written request for the special meeting, (ii) set forth the purpose of calling the special meeting and include the information required by the stockholder’s notice as set forth in Section 11(b)(i), including the questionnaire, representation and agreement required by Section 11(e) (for nominations for the election to the Board ) and in Section 10(b)(ii) (for the proposal of business other than nominations), (iii) be delivered personally or sent by certified or registered mail, return receipt requested, to the secretary at the principal executive offices of the Company. The stockholder shall also update and supplement such information as required under Section 11(c). If the Board determines that a request pursuant to clause (ii) of Section 2 is valid, the Board shall determine the time and place, if any, of a Stockholder-Requested Meeting, which time shall be not less than 90 nor more than 120 days after the receipt of such request, and shall set a record date for the determination of stockholders entitled to vote at such meeting in the manner set forth in these Bylaws. No business may be transacted at a special meeting, including a Stockholder-Requested Meeting, otherwise than as specified in the notice of meeting.

(c) Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board or (ii) by any stockholder of the Company who is a stockholder of record at the time of giving notice provided for in this Section 12(c), who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the Company setting forth the information required by Section 11(b)(i); provided, that if such nominee is proposed on behalf of a beneficial owner it may only be properly brought before the meeting, if such beneficial owner was the beneficial owner of shares of the Company at the time of giving notice provided for in this Section 12(c). In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such shareholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company’s notice of meeting, if written notice setting forth the information required by Section 11(b)(i) shall be received by the secretary at the principal executive offices of the Company no later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement is first made of the date

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of the special meeting and of the nominees proposed by the Board to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 11(c). In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 11, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 12. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board and/or proposals of other business to be considered pursuant to Section 2 of these Bylaws.

Article II. Directors

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Board.

Section 2. Number. This Company shall have between three and nine directors. The number of directors may be established from time-to-time by resolution of the Board, but no decrease shall have the effect of shortening the terms of any incumbent director.

Section 3. Election and Term. Each person elected by the stockholders or appointed by the Board to fill vacancies thereof shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

At each annual meeting of stockholders the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 4. Vacancies. Any vacancy occurring in the Board, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board. A director elected to fill a vacancy shall hold office only until the next election of directors by the stockholders.

Section 5. Qualification. Directors need not be residents of the State of Delaware or stockholders of this Company.

Section 6. Compensation. The Board shall have authority to fix the compensation of directors.

Section 7. Duties of Directors. A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Company, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

(a) one or more officers or employees of the Company whom the director reasonably believes to be reliable and competent in the matters presented,

(b) counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person’s professional or expert competence, or

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(c) a committee of the board upon which he does not serve, duly designated in accordance with a provision of the certificate of incorporation or the Bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

A director shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance described above to be unwarranted.

A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a director of the Company.

Section 8. Presumption of Assent. A director of the Company who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest or otherwise.

Section 9. Removal of Directors. At a meeting of the stockholders called expressly for that purpose (and not by written consent), any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares of each class or series of voting stock, present in person or by proxy, then entitled to vote at an election of directors.

Section 10. Quorum and Voting. A majority of the number of directors fixed by these Bylaws shall constitute a quorum for the transaction of business. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

Section 11. Director Conflicts of Interest. No contract or other transaction between this Company and one or more of its directors or any other corporation, firm, association or entity in which one or more of the directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

(a) The fact of such relationship or interest is disclosed or known to the Board or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

(b) The fact of such relationship or interest is disclosed or known to the stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

(c) The contract or transaction is fair and reasonable as to the Company at the time it is authorized by the board, a committee or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Place of Meeting. Regular and special meetings by the Board may be held within or without the State of Delaware.

Section 13. Time, Notice and Call of Meetings. Regular meetings of the Board shall be held on at least a quarterly basis at such times as may be set by the Chairperson of the Board or the Chief Executive Officer. Notice of the time and place of special meetings of the Boards shall be given to each director by either personal delivery or email at least one day before the meeting.

Notice of a meeting of the need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all obligations to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

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Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board to another time and place. Notice of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other directors.

Special meetings of the Board may be called in the same manner as regular meetings.

Members of the Board may participate in a meeting of such Board by means of a conference telephone, video conference or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 14. Action Without a Meeting. Any action required to be taken at a meeting of the directors of the Company, or any action which may be taken at a meeting of the directors, may be taken without a meeting if a consent in writing, setting forth the action to be taken, signed by all of the directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

Section 15. Committees. The may designate from among its members such committees it deems prudent, such as, but not limited to, an Executive Committee, Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

Article III. Officers

Section 1. Officers. The officers of this Company shall consist of a Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, any Vice Presidents designated by the Board, secretary, treasurer and such other officers as may be designated by the Board, each of whom shall be appointed by the Board from time-to-time. Any two or more offices may be held by the same person. The failure to appoint any of the above officers shall not affect the existence of this Company. All officers shall be appointed by the Board.

Section 2. Duties. The officers of this Company shall have the following duties and such other duties as delegated by the Board or Chief Executive Officer.

The Chief Executive Officer of the Company shall have general and active management of the business and affairs of the Company subject to the directions of the Board, and shall preside at all meetings of the stockholders unless the Board has designated a Chairperson of the Board.

The Chief Operating Officer shall be the chief operating officer of the Company, and shall act whenever the chief executive officer shall be unavailable.

The Chief Financial Officer shall be the chief financial officer and be primarily responsible for all filings with the Securities and Exchange Commission. The Chief Financial Officer shall furnish at meetings of the Board, or whenever requested, a statement of the financial condition of the Company. Unless otherwise provided by the Board, the Chief Financial Officer shall be the Chief Accounting Officer.

The Chief Accounting Officer shall keep correct and complete records of account, showing accurately at all times the financial condition of the Company. If the Chief Accounting Officer is not also the Chief Financial Officer, the Chief Accounting Officer shall provide assistance to the Chief Financial Officer and act whenever the Chief Financial Officer shall be unavailable.

Any Vice President(s) shall have such titles as may be designated by the Board.

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The Secretary shall have custody of and maintain all of the corporate records, except the financial records, shall record the minutes of all meetings of the stockholders and whenever else required by the chief executive officer.

The Treasurer shall be the legal custodian of all monies, notes, securities and other valuables that may from time to time come into the possession of the Company. He shall immediately deposit all funds of the Company coming into his hands in some reliable bank or other depositary to be designated by the Board and shall keep this bank account in the name of the Company.

Section 3. Removal of Officers. Any officer or agent appointed by the Board may be removed by the Board whenever in its judgment the best interests of the Company will be served thereby.

Any officer or agent elected by the stockholders may be removed only by vote of the stockholders, unless the stockholders shall have authorized the directors to remove such officer or agent.

Any vacancy, however, occurring, in any office may be filled by the Board, unless the Bylaws shall have expressly reserved such power to the stockholders.

Removal of any officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an officer or agent shall not of itself create contract rights.

Article IV. Stock Certificates

Section 1. Issuance. Every holder of shares in this Company shall be entitled to have a certificate, representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form. Certificates representing shares in this Company shall be signed by two authorized officers of the Company as permitted by the DGCL and may be sealed with the seal of this Company or a facsimile thereof. The signatures of the officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Company itself or an employee of the Company. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer at the date of its issuance.

Every certificate representing shares issued by this Company shall set forth or fairly summarize upon the face or back of the certificate, or shall state that the Company will furnish to any stockholder upon request and without charge a full statement of, the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, and the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined, and the authority of the Board to fix and determine the relative rights and preferences of subsequent series.

Every certificate representing shares which are restricted as to the sale, disposition, or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Company will furnish to any stockholder upon request and without charge a full statement of, such restrictions.

Each certificate representing shares shall state upon its face: the name of the Company; that the Company is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

In lieu of issuing stock certificates, the Company may issue shares without certificates in book entry form.

Section 3. Transfer of Stock. Except as provided in Section 4 of this Article, the Company shall register a stock certificate presented to it for transfer if the certificate is properly endorsed by the holder of record or by his

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duly authorized attorney, and the signature of such person has been guaranteed by a commercial bank or trust company or by a member of the New York or American Stock Exchange.

Section 4. Off-Shore Offerings. In all offerings of equity securities pursuant to Regulation S of the Securities Act of 1933, the Company shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption under the Securities Act of 1933.

Section 5. Lost, Stolen or Destroyed Certificates. The Company shall issue a new stock certificate in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issuance of a new certificate before the Company has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; (c) gives bond in such form as the Company may direct, to indemnify the Company, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction, or theft of a certificate; and (d) satisfies any other reasonable requirements imposed by the Company.

Article V. Books and Records

Section 1. Books and Records. This Company shall keep correct and complete records and books of account and shall keep minutes of the proceedings of its stockholders, Board of Directors and committees of directors.

This Company shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series, if any, of the shares held by each.

Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

Any person who is a holder of record of shares or is a beneficial owner of shares of stock of the Company, upon written demand under oath stating the purpose thereof, shall have the right to inspect for any proper purpose, in person or by agent or attorney, at any reasonable time or times during business hours, the books and records specified in Section 220 of the DGCL of stockholders and to make extracts therefrom.

Section 2. Financial Information. Not later than three months and 15 days after the close of each fiscal year, this Company shall prepare a balance sheet showing in reasonable detail the financial condition of the Company as of the close of its fiscal year, and a profit and loss statement showing the results of the operations of the Company during its fiscal year.

Upon the written request of any stockholder or holder of voting trust certificates for shares of the Company, the Company shall mail to such stockholder or holder of voting trust certificates a copy of the most recent such balance sheet and profit and loss statement.

The balance sheets and profit and loss statements shall be filed in the registered office of the Company in this state, shall be kept for at least five years, and shall be subject to inspection during business hours by any stockholder or holder of voting trust certificates, in person or by agent.

Article VI. Dividends

The Board of this Company may, from time to time, declare and the Company may pay dividends on its shares in cash, property or its own shares, except when the Company is insolvent or when the payment thereof would render the Company insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the certificate of incorporation, subject to the following provisions:

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(a) Dividends in cash or property may be declared and paid, except as otherwise provided in this section, only out of the unreserved and unrestricted earned surplus of the Company or out of capital surplus, howsoever arising but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such surplus shall be disclosed to the stockholders receiving the same concurrently with the distribution.

(b) Dividends may be declared and paid in the Company’s own treasury shares.

(c) Dividends may be declared and paid in the Company’s own authorized but unissued shares out of any unreserved and unrestricted surplus of the Company upon the following conditions:

(1) If a dividend is payable in shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

(2) If a dividend is payable in shares without a par value, such shares shall be issued at such stated value as shall be fixed by the Board by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the stockholders receiving such dividend concurrently with the payment thereof.

(d) No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the certificate of incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

(e) A split-up or division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Company shall not be construed to be a share dividend within the meaning of this section.

Article VII. Corporate Seal

The Board shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the following:

GRESHAM WORLDWIDE, INC.

Article VIII. Amendment

These Bylaws may be repealed or amended, and new Bylaws may be adopted, by the stockholders, or by the Board to the extent permitted by the DGCL.

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ANNEX D

FORM OF CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF

GRESHAM WORLDWIDE, INC.

I, Jonathan Read, Chief Executive Officer, of Gresham Worldwide, Inc. a Delaware corporation, (the “Corporation”), DO HEREBY CERTIFY:

That pursuant to Sections 151 and 242 of the Delaware General Corporation Law, the Board of Directors of the Corporation on _____ __, 202__ adopted the following resolution.

WHEREAS, Section 4.03 of the Amended and Restated Certificate of Incorporation authorizes the Board of directors of the Corporation to provide for a series of Preferred Stock and to the voting powers and the rights, preferences and limitations of a series of Preferred Stock;

WHEREAS, the sole stockholder of the Corporation at such time as it was incorporated in California had authorized a series of Preferred Stock called Series A Convertible Redeemable Preferred Stock (“Series A”) and issued shares of Series A pursuant to such authority; and

WHEREAS, in connection with the Corporation’s reincorporation as a Delaware corporation it is necessary to authorize and issue a series of Preferred Stock which is substantively identical to the California Series A;

NOW, THEREFORE, it is

RESOLVED: That the designations, powers, preferences and rights of the Series A Convertible Redeemable Preferred Stock be, and they hereby are, as set forth below:

Section 1. Designation, Number of Shares and Stated Value of Series A Convertible Preferred Stock. There is hereby authorized and established a series of Preferred Stock that shall be designated as Series A Convertible Preferred Stock without par value (the “Series A Preferred Stock”). The Series A Preferred Stock shall be perpetual, subject to the provisions of Section 6 hereof, and the authorized number of shares of the Series A Preferred Stock shall initially be 520. The number of shares of Series A Preferred Stock may be increased from time to time subject to the provisions of Section 5 and Section 10 hereof and any such additional shares of Series A Preferred Stock shall form a single series with the Series A Preferred Stock. Each share of Series A Preferred Stock shall have the same designations, rights, preferences, powers, restrictions and limitations as every other share of Series A Preferred Stock.

Section 2 Certain Definitions. The following words and terms shall have the meanings defined in this Section 2:

“Affiliate” shall have the meaning ascribed to such term in Rule 405 of the Securities Act.

“Board” means the Board of Directors of the Corporation, or a duly authorized committee thereof.

“Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of California are authorized or obligated by law, regulation, or executive order to close.

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“Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) capital stock.

“Certificate” means this Certificate of Designation of Series A Convertible Preferred Stock.

“Change of Control Event” shall mean the occurrence of any of the following in one or a series of related transactions:

(i)
one or more acquisitions after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act), resulting in a majority or more of the voting rights or equity interests in the Corporation being transferred to such Persons or their Affiliates;

(ii)
a replacement of more than a majority of the members of the Board that is not approved by either (A) those individuals who are members of the Board on the date hereof or (B) the Majority Holders, as the case may be (or other directors previously approved by such individuals);

(iii)
a merger or consolidation of the Corporation or any one or more Subsidiaries owning a majority of the consolidated assets of the Corporation and all Subsidiaries, or a sale of all or substantially all of the assets of the Corporation and its consolidated Subsidiaries in one or a series of related transactions, unless following such transaction or series of transactions, the Holders of the Corporation’s securities immediately prior to the first such transaction continue to hold at least a majority of the voting rights and equity interests in the surviving entity or acquirer of such assets;

(iv)
a recapitalization, reorganization or other transaction involving the Corporation that constitutes or results in a transfer of a majority or more of the voting rights or equity interests in the Corporation to any Persons; or

(v)
the execution by the Corporation or its controlling shareholders of an agreement providing for any of the foregoing events.

“Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by OTC Markets Group Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of this Certificate of Designation, all references herein to the “closing sale price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) shall be such closing sale price and last reported sale price as reported by Bloomberg Professional Service or any successor thereto.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means (i) the common stock, without par value, of the Corporation and (ii) any Capital Stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

“Common Stock Equivalents” means any securities of the Corporation or any of its Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 6(c)(ii) hereof.

“Conversion Price” means $3.25, subject to adjustment as provided herein.

“Conversion Shares” shall mean the shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

“Corporation” means Gresham Worldwide, Inc., a Delaware corporation.

“Corporation Offered Securities” has the meaning set forth in Section 14(b) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as in effect at the time.

“Exchange Approval” means approval of the issuance of Common Stock or Common Stock Equivalents contemplated by Section 6 of this Certificate by the principal Market, which approval shall be obtained as soon as practicable following the favorable vote therefor at the Corporation’s annual or special shareholder meeting.

“Excluded Issuances” means any (i) issuance of any warrants or options, restricted stock awards, stock awards, restricted stock units or other awards awarded to employees, directors or consultants of the Corporation pursuant to any equity incentive plan approved by the shareholders of the Corporation and any issuance of Common Stock pursuant thereto, provided, that the aggregate of all such issuable Common Stock or Common Stock Equivalents shall not exceed ten percent (10%) of the sum of the number of shares of Common Stock issued and outstanding from time to time plus the number of shares issuable upon conversion of the Series A Preferred Stock from time to time, (ii) any issuance of Common Stock upon conversion of the Series A Preferred Stock; (iii) any issuance of securities approved by the Holders holding a majority of the then-outstanding shares of Series A Preferred Stock; (iv) any issuance of Common Stock upon exercise of any warrants, rights or options to purchase Common Stock outstanding on the Issuance Date; (v) any issuance of Common Stock upon the conversion of any preferred stock of the Corporation in accordance with the terms thereof; or (iv) the issuance of Common Stock and/or other securities in a Qualified Public Offering, and any shares of Common Stock issuable upon exercise or conversion thereof, including shares of Common Stock underlying warrants issued to any underwriters or their designees.

“Fair Market Value” with respect to the Common Stock, on any given date, the volume weighted average Closing Price of the Common Stock for the five consecutive Trading Day period ending on the Trading Day immediately preceding such given date.

“Fundamental Transaction” means that (i) the Corporation or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (A) consolidate or merge with or into (whether or not the Corporation or any of its Subsidiaries is the surviving corporation) any other Person, except a merger or other transaction which is entered into in order to change the domicile

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of the Corporation from California to Delaware, or (B) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person (other than such actions taken between or among the Corporation and any of its Subsidiaries), or (C) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Corporation (not including any shares of Voting Stock of the Corporation held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (D) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Corporation (not including any shares of Voting Stock of the Corporation held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (E) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) other than Ault Alliance, Inc. or any successor or Affiliate thereof is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Corporation.

“Holder” or “Holders” shall mean each holder of shares of Series A Preferred Stock.

“Issuance Date” means the date on which shares of the Series A Preferred Stock are first issued.

“Junior Stock” shall have the meaning set forth in Section 8 hereof.

“Liens” means any and all claims, liabilities and obligations and any and all liens, pledges, charges, mortgages, security interests, restrictions, leases, licenses, easements, liabilities, claims, encumbrances, preferences, priorities or rights of others of every kind and description.

“Liquidation Preference” means, as to the Series A Preferred Stock, $25,000 per share (as appropriately and equitably adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series A Preferred Stock), subject to adjustment as provided herein, plus declared but unpaid dividends or accrued dividends on the Series A, if any.

“Majority Holders” means any Holder(s) of a majority of the then outstanding shares of Series A Preferred Stock.

“Market” capital stock or equity interest) is listed or quoted for trading on the date in question: the NYSE American, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, the New York Stock Exchange, OTCQB, OTCQX, the Bulletin Board or the OTC Pink (or any successors to any of the foregoing). Notwithstanding the foregoing, term “Market” shall only include the OTC Pink for any interim period of time required upon the Company’s shares of Common Stock having been delisted from any other Market provided that the Company shall be required to list its Common Stock for trading or quotation on another Market (excluding the OTC Pink) promptly upon such delisting.

“Non-Responding Holder” has the meaning set forth in Section 14(b) hereof.

“Notice of Conversion” shall have the meaning set forth in Section 6(b)(i) hereof.

“Original Holder Consolidation Termination Date” means that date that the Corporation ceases to be a consolidated Subsidiary of Ault Alliance, Inc. in accordance with U.S. Generally Accepted Accounting Principles.

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“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person.

“Parity Stock” shall have the meaning set forth in Section 8 hereof.

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

“Preemptive Rights Offer Notice” has the meaning set forth in Section 14(b) hereof.

“Preemptive Rights Offer” has the meaning set forth in Section 14(b) hereof.

“Preemptive Rights Termination Date” means that the earlier of (1) the date that Holders, as a group, cease to hold at least 50% of the Common Stock (including, for purposes of this definition, any shares of Common Stock the Holders have the right to acquire upon the conversion of the Series A Preferred Stock) or (2) the fifth anniversary of the Issuance Date.

“Preemptive Rights Transaction” has the meaning set forth in Section 14(b) hereof.

“Properties” means any and all properties and assets (real, personal or mixed, tangible or intangible) owned or used by the Corporation.

“Qualified Public Offering” means the sale, in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, of Common Stock of the Corporation with net proceeds (net of underwriters’ discounts and selling commissions) of at least $25 million, following which shares of the Common Stock of the Corporation shall be listed on any national securities exchange registered with the Securities and Exchange Commission under Section 6(a) of the Securities Exchange Act of 1934, as amended.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as in effect at the time.

“Series A Preferred Stock” means that Corporation’s Series A Convertible Preferred Stock.

“Senior Stock” means the (i) the Corporation’s Series B Convertible Voting Perpetual Preferred Stock, Series C Convertible Voting Perpetual Preferred Stock, Series D Convertible Voting Perpetual Preferred Stock, and 6.0% Series E Senior Convertible Voting Perpetual Preferred Stock and (ii) any class or series of capital stock stablished after the Issuance Date by the Corporation specifically ranking, by its terms, senior to the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

“Share Delivery Date” shall have the meaning set forth in Section 6(b)(ii) hereof.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of the applicable Market (or any successor entity) from the shareholders of the Corporation with respect to the transactions contemplated by Section 6(n) of this Certificate, including the issuance of all of the Conversion Shares in excess of 19.99% of the issued and outstanding Common Stock.

“Stated Value” means $25,000.00 per share of Series A Preferred Stock.

“Subsidiary” or “Subsidiaries” of any Person means (i) any corporation with respect to which more than 50% of the issued and outstanding voting equity interests of such corporation is at

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the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries, or (ii) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

“Successor Entity” means the Person (or, if so elected by the Majority Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Majority Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“Voting Stock Equivalents” means any right, warrant, option or security of the Corporation which is exercisable or exchangeable for or convertible into, or represents the right to otherwise acquire, directly or indirectly, Voting Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event. Each Voting Stock Equivalent shall count as a number of shares of Voting Stock equal to the number of shares of Common Stock into which such Voting Stock Equivalent is then convertible, exchangeable or exercisable.

Section 3. Dividends.

(a)
Dividends. From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board or a duly authorized committee of the Board, out of funds legally available therefor, cash dividends of the type and in the amounts determined as set forth in Section 3(c) and no more.

(b)
Dividends on Junior Stock or Parity Stock. No dividends (other than in shares of Common Stock or in shares of any series of Preferred Stock that the Corporation may issue ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment upon shares of any Junior Stock (as defined in Section 8) or Parity Stock (as defined in Section 8) the Corporation may issue. Nor shall any other dividend be declared or made upon such shares of Junior Stock or Parity Stock.

(c)
Participation. In addition to any adjustments pursuant to Section 3, the Holders shall, as holders of Series Preferred Stock, be entitled to receive such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if such Holders had converted each shares of Series A Preferred Stock held by each of them into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock;.

Section 4. Liquidation Preference. Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation’s affairs, then, before any distribution or payment shall be made to the holders of any Common Stock or any other class or series of Junior Stock, the Holders shall be entitled to receive out of the Corporation’s assets legally available for distribution to shareholders, liquidating distributions in the amount of the Liquidation Preference per share of Series A Preferred Stock. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders will have no right or

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claim to any of the Corporation’s remaining assets. In the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up, the Corporation’s available assets are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all Senior Stock and Parity Stock, then after payment of the liquidating distribution on all outstanding Senior Stock, the Holders of the Series A Preferred Stock and all other such classes or series of Parity Stock shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled. For such purposes, any consolidation or merger of the Corporation with or into any other entity, or the sale, lease or conveyance of all or substantially all of the property or business of the Corporation, or a statutory share exchange shall not be deemed to constitute the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

Section 5. Voting Rights.

(a)
Voting Generally. Each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration ((including, without limitation, the election of directors, and whether at a meeting of shareholders of the Corporation, by written action of shareholders in lieu of a meeting or otherwise), except as provided by law or by the provisions of Section 5(b) below. In any such vote, each Holder shall, for each share of Series A Preferred Stock held, be entitled to a number of votes equal to the number of shares of Common Stock in which each such shares of Series A Preferred Stock may be converted on the record date for such vote, subject to the provisions of the CGCL. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of all shareholder meetings (or requests for written consent) in accordance with the Corporation's Bylaws.

(b)
Protective Provisions. Without limiting the foregoing, as long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the prior written consent of the Majority Holders, (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate, (ii) amend its Articles of Incorporation or other charter documents in any manner that adversely affects any rights of the Holders of Series A Preferred Stock (which for the avoidance of doubt shall not be deemed to have occurred by virtue of an increase in the number of authorized shares of Common Stock or other Junior Stock), (iii) create or issue any class of Senior Stock or Parity Stock, (iv) increase or decrease the number of authorized shares of Series A Preferred Stock, (v) whether or not prohibited by the terms of the Series A Preferred Stock, circumvent a right or preference of the Series A Preferred Stock, (vi) increase the authorized number of directors constituting the Board of Directors or (vii) enter into any agreement with respect to any of the foregoing. Holders shall be entitled to written notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders in connection therewith) with respect to which they would be entitled to vote, which notice shall be provided pursuant to the Corporation’s Bylaws and the CGCL.

(c)
Election of Directors. The Majority Holders of the Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect four directors of the Corporation (the “Series A Directors”). Any director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the Holders entitled to elect such director or directors, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders. If the Holders fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, pursuant to the first sentence of this Section 5(c), then any directorship not so filled shall remain vacant until such time as the Holders elect a person to fill such directorship by vote or written consent in lieu of a meeting; and no such directorship may be filled by shareholders of the Corporation other than by the Majority Holders entitled to elect a person to fill such directorship, voting exclusively and as a separate class. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section

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5(c), a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 5(c).

Section 6. Conversion of Series A Preferred Stock.

(a)
Optional Conversion. Each share of Series A Preferred Stock shall be convertible, at the option of the Majority Holder, on or after the Issuance Date, into such number of fully paid and non-assessable shares of Common Stock determined by dividing (i) the sum of (A) the Stated Value of the Series A Preferred Stock plus (B) the aggregate accrued or accumulated and unpaid dividends thereon, if any, by (ii) the then applicable Conversion Price.

(b)
Mechanics of Conversion.

(i)
Before any Holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to Section 6(a) hereof, such Holder shall give written notice to the Corporation at its principal corporate office of the election to convert shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, and the name or names in which the certificate or certificates for shares of Common Stock are to be issued (each, a “Notice of Conversion”). No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series A Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Series A Preferred Stock to the Corporation unless all of the shares of Series A Preferred Stock represented thereby are so converted in which event the Holder shall surrender the certificate(s) promptly following the Conversion Date at issue.

(ii)
Shares of Series A Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued. The Corporation shall, as soon as practicable after delivery of the Notice of Conversion, in the case of a conversion pursuant to Section 6(a) hereof, and as soon as practicable after delivery of the certificate(s) evidencing the Series A Preferred Stock, within three (3) Business Days thereafter (the “Share Delivery Date”), issue and deliver or cause to be delivered to such Holder or Holders, or to the nominee or nominees thereof, a certificate or certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock to which such Holder or Holders shall be entitled as aforesaid. In lieu of delivery of certificates, the Corporation may instruct its stock transfer agent to issue certificates in book entry form. Conversion under this Section 6 shall be deemed to have been made immediately prior to the close of business on the date of delivery of the Notice of Conversion, unless a later date is specified in the Notice of Conversion, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date (such date, the “Conversion Date”). If, in the case of any conversion of the Series A Preferred Stock pursuant to this Section 6, such shares of Common Stock are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such shares of Common Stock, to rescind such conversion, in which event the Corporation shall promptly return to the Holder any original Series A Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the shares of Common Stock issued to such Holder pursuant to the rescinded conversion. The Corporation’s obligation to issue and deliver the shares of Common Stock upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such shares of Common Stock. In the event a Holder shall elect to convert any or all of the Stated Value of its Series A

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Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series A Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Series A Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue shares of Common Stock and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such shares of Common Stock pursuant to this Section 6 by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Series A Preferred Stock being converted, $50 per Business Day (increasing to $100 per Business Day on the third Business Day and increasing to $200 per Business Day on the sixth Business Day after such damages begin to accrue) for each Business Day after the Share Delivery Date until such Shares of Common Stock are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver shares of Common Stock within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(c)
Fractional Shares; Computation Certificates.

(iii)
No fractional shares shall be issued upon conversion of the Series A Preferred Stock into shares of Common Stock and in lieu thereof, the Corporation shall pay cash in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Fair Market Value on the applicable date of conversion.

(iv)
Upon the occurrence of each adjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment in accordance with the terms hereof and prepare and furnish to each Holder of Series A Preferred Stock a statement, signed by its principal financial officer, setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based. The Corporation shall, upon the written request at any time of any Holder of Series A Preferred Stock, furnish or cause to be furnished to such Holder a like certificate setting forth (A) such adjustment, (B) the Conversion Price for such Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such Series A Preferred Stock.

(d)
Adjustments of the Conversion Price. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(i)
Adjustments for Recapitalization. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 6), provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holders after the recapitalization to the end that the provisions of this Section 6 (including, without limitation, provisions for adjustments of the Conversion Price and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(ii)
Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Effective Date effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of

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shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Effective Date combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

(iii)
Adjustments for Distribution. In addition to any adjustments pursuant to Section 6(d) hereof, in the event the Corporation shall declare a distribution payable in Common Stock, Common Stock Equivalents or other securities of the Corporation, any Subsidiary or any other Persons, evidences of indebtedness issued by the Corporation, any Subsidiary or other Persons, assets (or rights to acquire assets), or options, rights or other property not referred to in Section 6(d) hereof to the holders of Common Stock, in each case whether by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (each, a “Distribution”), then, in each such case for the purpose of this Section 6(d), the Holders shall be entitled to a proportionate share of any such Distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such Distribution.

(iv)
Adjustment for Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation or a Change of Control Event, shall be effected while any shares of Series A Preferred Stock are outstanding in such a manner that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, or Change of Control Event, lawful and adequate provision shall be made whereby each Holder who has not received the amounts to be distributed to such Holder in accordance with this Certificate shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon conversion of Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification or Change of Control Event not taken place, and in such case appropriate provision shall be made with respect to the rights and interests of the Holders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price, Conversion Rate and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion of such shares of Series A Preferred Stock. Prior to or simultaneously with the consummation of any such reorganization, reclassification or Change of Control Event, the survivor or successor corporation (if other than the Corporation) resulting from such reorganization, reclassification or Change of Control Event shall assume by written instrument executed and mailed or delivered to each Holder, the obligation to deliver to such Holders such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and containing the express assumption by such successor corporation of the due and punctual performance and observance of every provision of this Certificate to be performed and observed by the Corporation and of all liabilities and obligations of the Corporation hereunder with respect to the Series A Preferred Stock.

(e)
Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 6, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than five (5) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request

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at any time of any Holder (but in any event not later than five (5) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

(f)
Good Faith Assistance. The Corporation will not, by amendment of its Articles of Incorporation or Bylaws or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

(g)
Notice of Record Taking. In the event of any taking by the Corporation of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall send to each Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(h)
Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, 300% of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock (the “Required Reserve Amount”); and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to enable the Corporation to satisfy its obligation to have available for issuance upon conversion of the Series A Preferred Stock at least a number of shares of Common Stock equal to the Required Reserve Amount, then, in addition to such other remedies as shall be available to the Holder, the Corporation will immediately take all such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to obtain the requisite shareholder approval of any necessary amendment to these provisions as soon as possible.

(i)
Payment of Taxes. The Corporation shall pay all documentary, stamp or other transactional taxes (exclusive of income taxes) attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series A Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

(j)
Status of Shares. All shares of Common Stock that may be issued in connection with the conversion provisions of the Series A Preferred Stock set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable and free from all taxes, liens or charges with respect thereto.

(k)
Notice. Except as otherwise provided in this Section 6, any notice required by the provisions of this Section 6 to be given to the Holders of shares of Series A Preferred Stock shall be deemed given upon hand delivery, one (1) Business Day after the notice is sent by overnight courier or three (3) Business Days after the notice is deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the stock books of the Corporation. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to the terms of this Certificate, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Corporation closes its books or takes a record (A)

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with respect to any dividend or Distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Common Stock, Common Stock Equivalents, assets or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any matter on which the holders of Common Stock shall have the right to vote.

(l)
Cancellation of Series A Preferred Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to this Section 6 or otherwise reacquired by the Corporation, the shares so converted or reacquired shall be canceled and may not be reissued. The Articles of Incorporation of the Corporation may be appropriately amended from time to time to effect the corresponding reduction in the Corporation’s authorized capital stock.

(m)
Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed. If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant Holder and the Corporation, the Corporation shall submit the disputed calculations to an independent outside accountant within ten (10) Business Days of receipt of notice of such dispute. The accountant, at the Corporation’s sole expense, shall promptly audit the calculations and notify the Corporation and the holder of the results no later than ten (10) Business Days from the date it receives the disputed calculations. The accountant’s calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock as required. If the accountant determines the Corporation’s calculations are correct, the holder shall reimburse the Corporation for the accountant’s expense.

(n)
Limitations on Issuances. Notwithstanding anything in this Certificate to the contrary, the total number of shares of Common Stock that may be issued pursuant to this Section 6 shall be limited to 19.99% of the Corporation’s outstanding shares of Common Stock as of the issuance date of such shares of the shares of Series A Preferred Stock being converted (the “Exchange Cap”), unless shareholder approval is obtained to issue more than the Exchange Cap without violating the rules of the principal Market on which the shares of Common Stock are listed or quoted. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. If Series A Preferred Stock may not be fully converted without violating the rules of the principal Market on which the shares of Common Stock are listed, then, unless the Corporation has previously obtained shareholder approval to issue more than the Exchange Cap, the Corporation shall file a preliminary proxy statement (the “PRE 14A”) with the Commission within ten (10) days of receipt of the Notice of Conversion (the “PRE 14A Filing Date”) from the Holder to obtain Shareholder Approval to issue Common Stock in excess of the Exchange Cap.

The Corporation shall use its reasonable best efforts to: (i) promptly clear any comments received by the Commission on the PRE 14A and thereafter file a definitive proxy statement on Schedule 14A (the “DEF 14A”) related to the meeting of its stockholders no later five (5) days after the Commission shall have cleared the DEF 14A and hold such meeting no later than thirty (30) days after having mailed the DEF 14A to its shareholders (the “Initial Meeting Date”), and (ii) obtain such Stockholder Approval. If the Corporation does not obtain Shareholder Approval at the first such meeting, the Corporation shall call a meeting every two (2) months thereafter to seek Shareholder Approval until the earlier of the date on which Shareholder Approval is obtained (the earlier of such date or the Initial Meeting Date on which Stockholder Approval is obtained, the “Meeting Date”). In the event that the Corporation has not been able to clear comments with the Commission on the PRE 14A within 30 days of the PRE 14A Filing Date, the Corporation will provide prompt written notification to the Holders regarding the status of the comments with the Commission and the parties will, in good faith, attempt to achieve a mutually satisfactory plan to address such comments. The Corporation agrees to submit the application to the principal Market to obtain Exchange Approval within five (5) days of the Meeting Date, presuming that Shareholder Approval was obtained at the meeting.

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Section 7. Status of Acquired Shares. All shares of Series A Preferred Stock which have been converted, shall be restored to the status of authorized but unissued shares of undesignated Preferred Stock of the Corporation.

Section 8. Ranking. The Series A Preferred Stock will rank: (i) senior to all of the Corporation’s Common Stock and any other equity securities that the Corporation may issue in the future, the terms of which specifically provide that such equity securities rank junior to the Series A Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up (“Junior Stock”); (ii) equal to any shares of equity securities that the Corporation may issue in the future, the terms of which specifically provide that such equity securities rank on par with such Series A Preferred Stock, in each case with respect to payment of dividends and amounts upon liquidation, dissolution or winding up. Without prior written consent of the Majority Holders, the Corporation shall not create or issue any class or series of capital stock specifically ranking, by its terms, pari passu with, the Series A Preferred Stock (“Parity Stock”); and (iii) junior to all of the Corporation’s Senior Stock and existing and future indebtedness. Without prior written consent of the Majority Holders, the Corporation shall not create or issue any class or series of capital stock specifically ranking, by its terms, senior to the Series A Preferred Stock (collectively, “Senior Stock”), as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Section 9. Rights Upon Fundamental Transactions. The Corporation shall not enter into or be party to a Fundamental Transaction unless: (i) the Successor Entity assumes in writing all of the obligations of the Corporation under this Certificate in accordance with the provisions of this Section 9 pursuant to written agreements in form and substance satisfactory to the Majority Holders and approved by the Majority Holders prior to such Fundamental Transaction, including agreements to deliver to each Holder of Series A Preferred Stock in exchange for such shares of Series A Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate, including, without limitation, having a stated value and dividend rights equal to the stated value and dividend rights of the Series A Preferred Stock held by the Holders and having similar ranking to the Series A Preferred Stock, and reasonably satisfactory to the Majority Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on a Trading Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate with the same effect as if such Successor Entity had been named as the Corporation herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Series A Preferred Stock at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 6, which shall continue to be receivable thereafter)) issuable upon the conversion of the Series A Preferred Stock prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) that each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the shares of Series A Preferred Stock held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Series A Preferred Stock contained in this Certificate), as adjusted in accordance with the provisions of this Certificate. The provisions of this Section 9 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Series A Preferred Stock.

Section 10. Negative Covenants. For so long as the Holders of Series A Preferred Stock shall continue to hold at least fifty percent (50%) of the shares of Series A Preferred Stock issued and outstanding, without the affirmative consent or approval of the Majority Holders of the shares of Series A Preferred Stock then outstanding, the Corporation shall not, whether directly or indirectly, by amendment, merger, consolidation or otherwise, and shall not permit any Subsidiary, to:

(a)
in any manner alter or change the designations, powers, preferences or rights, or the

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qualifications, limitations or restrictions of the Series A Preferred Stock;

(b)
issue any additional shares of Series A Preferred Stock issued on the Issuance Date other than dividends payable to the Holders of the Series A Preferred Stock;

(c)
take any action to authorize, create or issue any class or series of preferred stock senior to or pari passu with the Series A Preferred Stock;

(d)
set aside assets for a sinking or other similar fund for the purchase, redemption, or retirement of, or redeem, purchase, retire, or otherwise acquire any shares of the Common Stock or of any other capital stock of the Corporation, whether now or hereafter outstanding; except for the repurchase from employees of the Corporation, pursuant to the provisions of the Corporation’s stock option plan, upon such employees’ termination of employment with the Corporation, of shares of Common Stock issued pursuant to stock option exercises by or underlying stock option grants to such employees pursuant to the terms of stock option agreements between the Corporation and such employees;

(e)
unless providing for a pari passu payment of dividends on the Series A Preferred Stock, make or declare, directly or indirectly, any dividend (in cash, stock, return of capital, or any other form of assets) on, or make any other payment or distribution on account of Common Stock or of any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, whether now or hereafter outstanding;

(f)
take any action to amend, modify, alter or repeal any provision of its Articles of Incorporation or Bylaws which would have an adverse effect on the Series A Preferred Stock taken as a whole;

(g)
take any action to alter the number of members of the Board, or designate classes of directors other than as required by the federal securities laws or the rules of any Market on which the Corporation’s securities are listed;

(h)
take any action to effect or permit, or offer or agree to effect or permit, a liquidation or Change of Control Event with respect to the Corporation or any material Subsidiary;

(i)
reclassify the shares of Common Stock or any other shares or any class or series of capital stock hereafter created junior to the Series A Preferred Stock into shares of any class or series of capital stock (A) ranking, either as to payment of dividends, distribution of assets or redemptions, senior to or pari passu with the Series A Preferred Stock, or (B) which in any manner adversely affects the Holders of Series A Preferred Stock;

(j)
discontinue the businesses in which it or any material Subsidiary is engaged as of the date of the Issuance Date;

(k)
enter into or permit any Subsidiary to enter into any transaction with any of the Corporation's officers, directors or employees or any Person directly or indirectly controlled by or under common control with the Corporation or any of its officers, directors or employees (a “Related Party”) including, without limitation, any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Related Party, except for transactions entered into in the ordinary course with employees (excluding the Principal Stockholders or their Affiliates) that are approved by the Board including the unanimous approval of the independent members thereof;

(l)
except as contemplated hereby, make any direct or indirect redemption, purchase or other acquisition of any shares of its capital stock or declare, set aside or pay any dividend or distribution (whether in cash, capital stock or property) with respect to its capital stock;

(m)
prior to the Original Holder Consolidation Termination Date, except in connection with

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indebtedness existing as at the date of this Certificate, incur indebtedness for borrowed money, purchase money indebtedness or lease obligations that would be required to be capitalized on a balance sheet prepared in accordance with U.S. Generally Accepted Accounting Principles, or guaranty the obligations of any other Person, in an aggregate amount at any time outstanding in excess of $1,000,000 in any individual transaction or $2,500,000 in the aggregate;

(n)
prior to the Original Holder Consolidation Termination Date, merge or consolidate with, or purchase a substantial portion of the assets of, or by any other manner acquire or combine with any business or any corporation, partnership, limited liability company, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets which are material to the Corporation, its business, financial condition or results of operations, where “material” shall be defined as any such transaction where the aggregate consideration either payable or receivable by the Company is $1,000,000 or greater; or

(o)
except as contemplated hereby, make any direct or indirect redemption, purchase or other acquisition of any shares of its capital stock or declare, set aside or pay any dividend or distribution (whether in cash, capital stock or property) with respect to any Junior Securities other than (1) with respect to the Series A Preferred, (2) dividends or distributions on the Common Stock in which holders of the Series A Preferred are entitled to participate pursuant to Section 3(c) hereof, and (3) repurchases or redemptions in connection with the vesting or exercise of any awards issue under equity invest plan; or

(p)
enter into an agreement to do any of the things described in clauses (a) through (o) of this Section 10.

Section 11. Information Rights. During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Corporation shall use its best efforts to (a) transmit by mail to all the Holders, as their names and addresses appear in the Corporation’s record books and without cost to such holders, copies of the annual reports and quarterly reports that the Corporation would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such sections (other than any exhibits that would have been required) and (b) promptly upon written request, supply copies of such reports to any prospective holder of Series A Preferred Stock. The Corporation shall mail the reports to the Holders within 30 days after the respective dates by which the Corporation would have been required to file the reports with the Commission if the Corporation were then subject to Section 13 or 15(d) of the Exchange Act, assuming the Corporation is a “non-accelerated filer” in accordance with the Exchange Act.

Section 12. Record Holders. The Corporation and its transfer agent shall deem and treat the record Holder of any shares of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor its transfer agent shall be affected by any notice to the contrary.

Section 13. Sinking Fund. The Series A Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

Section 14. Preemptive Rights.

(a)
No Holders will, as holders of Series A Preferred Stock, have any preemptive rights to purchase or subscribe for the Corporation’s Common Stock or any of its other securities except as provided in Section 14(b) hereof.

(b)
In case the Corporation proposes at any time to issue or sell any Voting Stock, options, rights or warrants to purchase Voting Stock or Voting Stock Equivalents or any other securities (whether debt or equity) of the Company prior to (but not after) the Preemptive Rights Termination Date, provided such issuance has been approved by the Holders of Series A Preferred Stock as set forth in Section 10(k), other than Excluded Issuances (collectively, the “Corporation Offered Securities”), the Company shall, no later than twenty-five (25) days prior to the consummation of such transaction (a “Preemptive Rights

15

Transaction”), give notice in writing (the “Preemptive Rights Offer Notice”) to each holder of Series A Preferred Stock of such Preemptive Rights Transaction. The Preemptive Rights Offer Notice shall describe the proposed Preemptive Rights Transaction, identify the proposed purchaser, and contain an offer (the “Preemptive Rights Offer”) to sell to each holder of Series A Preferred Stock, at the same price and for the same consideration to be paid by the proposed purchaser (provided, that, in the event any of such consideration is non-cash consideration, at the election of such holder of Series A Preferred Stock to whom the Preemptive Rights Offer is made, such holder of Series A Preferred Stock may pay cash equal to the value of such non-cash consideration), all or any part of such holder of Series A Preferred Stock's pro rata portion of the Corporation Offered Securities (which shall be a fraction of the Corporation Offered Securities determined by dividing the number of shares of outstanding Voting Stock owned by such holder of Series A Preferred Stock by the sum of (i) the number of shares of outstanding Voting Stock owned by such holder of Series A Preferred Stock and (ii) the number of outstanding shares of Voting Stock not held by such holder of Series A Preferred Stock). If any holder of Series A Preferred Stock to whom a Preemptive Rights Offer is made fails to accept (a “Non-Responding Holder”) in writing the Preemptive Rights Offer by the tenth (10th) day after the Company's delivery of the Preemptive Rights Offer Notice, such Non-Responding Holders shall have no further rights with respect to the proposed Preemptive Rights Transaction.

Section 15. Amendment. The Board reserves the right from time to time to increase (but not in excess of the total number of authorized shares of Preferred Stock) or decrease (but not below the number of shares of Series A Preferred Stock then outstanding) the number of shares that constitute the Series A Preferred Stock by further resolution adopted by the Board or a duly authorized committee of the Board and by the filing of a certificate pursuant to the provisions of the CGCL stating that such increase or decrease, as the case may be, has been so authorized in accordance with the CGCL and in other respects to amend this Certificate within the limitations provided by law, this resolution and the Articles of Incorporation.

Other than as set forth immediately above, this Certificate or any provision hereof may be amended solely by obtaining the affirmative vote at a meeting duly called for such purpose, or by written consent without a meeting in accordance with the CGCL, of the Majority Holders, voting separately as a single class, and with such other shareholder approval, if any, as may then be required pursuant to the CGCL and the Corporation’s Articles of Incorporation and Bylaws.

Section 16. Waiver. Any right or privilege of the Series A Preferred Stock may be waived (either generally or in a particular instance and either retroactively or prospectively) by and only by the written consent of the Corporation and the Majority Holders and any such waiver shall be binding upon each holder of Series A Preferred Stock or other securities exercisable for or convertible into Series A Preferred Stock. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

Section 17. Lost or Stolen Certificates. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificates representing Series A Preferred Stock (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Corporation shall execute and deliver new certificate(s) of like tenor and date.

Section 18. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate shall be cumulative and in addition to all other remedies available under this Certificate and any of the other transaction documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Certificate. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be

16

the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required, to the extent permitted by applicable law. The Corporation shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Corporation’s compliance with the terms and conditions of this Certificate.

Section 19. Non-circumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate, and will at all times in good faith carry out all the provisions of this Certificate and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate, the Corporation (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any shares of Series A Preferred Stock above the Stated Value then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Series A Preferred Stock and (iii) shall, so long as any shares of Series A Preferred Stock are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, the Required Reserve Amount.

Section 20. Transfer of Series A Preferred Stock. A Holder may transfer some or all of its shares of Series A Preferred Stock without the consent of the Corporation. Any such transfer shall comply with all applicable securities laws.

Section 21. Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders), a register for the shares of Series A Preferred Stock, in which the Corporation shall record the name, address and facsimile number of the Persons in whose name the shares of Series A Preferred Stock have been issued, as well as the name and address of each transferee. The Corporation may treat the Person in whose name any shares of Series A Preferred Stock is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

Section 22. Severability. If any provision of this Certificate is invalid, illegal or unenforceable, the balance of this Certificate shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

Section 23. Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 24. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate and shall not be deemed to limit or affect any of the provisions hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has signed and executed the foregoing Certificate of Designation on this ____ day of ___________, 202_

GRESHAM WORLDWIDE, INC.

By: _______________________________

Jonathan Read, Chief Executive Officer

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